UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-23878

APOLLO S3 PRIVATE MARKETS FUND

(Exact name of registrant as specified in charter)
9 West 57th Street
New York, NY 10019

(Address of principal executive offices)
Kristin Hester
Apollo S3 Private Markets Fund
9 West 57th Street, 42nd Floor
New York, NY 10019
(212)
515-3450

(Name and address of agent for service)
Copy to:
Ryan P. Brizek
Debra Sutter
Simpson Thacher & Bartlett LLP
900 G Street, N.W.
Washington, D.C. 20001
Registrant’s telephone number, including area code: (212)
515-3200
Date of fiscal year end: March 31
Date of reporting period: March 31, 2026

Item 1. Reports to Shareholders.

(a)	The annual report (the “Report”) of Apollo S3 Private Markets Fund (the “Fund”) for the period ended March 31, 2026 is attached herewith.

APOLLO

GLOBAL WEALTH MANAGEMENT SOLUTIONS

APOLLO EQUITY

Apollo S3 Private Markets Fund (ASPM)

Annual Report

March 31, 2026

© 2025 APOLLO GLOBAL MANAGEMENT, INC. ALL RIGHTS RESERVED.

Apollo S3 Private Markets Fund

This report, including the financial information herein, is transmitted to shareholders of the Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Apollo S3 Private Markets Fund
Shareholder Letter
March 31, 2026 (unaudited)

Dear Shareholders,
The private markets landscape has continued to evolve over the past six months, with secondaries playing an increasingly important role in providing liquidity and portfolio management solutions across a shifting ecosystem. Against this backdrop, Apollo S3 Private Markets Fund (“ASPM” or the “Fund”) has continued to scale while maintaining a disciplined and selective approach to deployment.
Following a strong 2025, ASPM has entered 2026 with momentum, supported by continued execution across a diversified portfolio with robust underlying company performance. We remain focused on sourcing high-quality investment opportunities and constructing a resilient portfolio designed to generate attractive risk-adjusted returns over market cycles.
Investment Approach
The Fund offers a turnkey solution for diversified exposure to the global secondaries market, investing across both general partner
(“GP”)-led
(non-traditional)
and limited partner
(“LP”)-led
(traditional) secondary transactions. Our approach is centered on optimizing risk-adjusted returns by targeting alpha-oriented opportunities, and by acquiring what we believe to be high-quality assets and portfolios at attractive discounts to our view of fair value with clear paths to value creation.
The Fund’s flexible mandate allows us to invest across sectors, transaction types, vintages, and managers. By leveraging Apollo Global Management Inc.’s (“Apollo”) integrated platform, ASPM benefits from differentiated sourcing, proprietary diligence and market insights, and deep underwriting capabilities, which we believe enhance our ability to identify and execute compelling opportunities.
Market Environment
We continue to see positive dynamics supporting secondary market growth, while also monitoring ongoing macro developments. More recently, a combination of technological and geopolitical factors has contributed to market volatility, including rapid advancements in artificial intelligence driving dispersion across technology and software valuations, as well as ongoing geopolitical tensions, including conflicts in the Middle East. As a result, public markets have sold off to start the year, with the S&P 500 Index and MSCI World Index down 4.3% and 3.5%, respectively, through the quarter ended March 31, 2026. By comparison, ASPM (Class I) has returned 5.20% over the same period, with meaningfully lower volatility.
Against this backdrop, longer-term structural drivers of secondaries remain firmly in place. In 2025, the secondary market reached a new milestone, surpassing $200 billion for the first time with approximately $226 billion in closed transaction volume, underscoring secondaries’ continued growth and rising strategic importance within private capital markets.
1
This expansion has been driven by sustained liquidity needs across global investors. LPs (private fund investors) continue to use secondaries for portfolio rebalancing and liquidity management, while GPs (private markets managers) increasingly utilize continuation vehicles and structured solutions to extend ownership of high-quality assets.
2
As market volatility adds uncertainty to an already challenging exit environment characterized by slower distributions and extended holding periods, secondaries continue to serve as an important mechanism for both LP portfolio management and
GP-led
asset optimization. While
non-traditional
secondaries have long complemented traditional LP transactions,
GP-led
solutions have increasingly become a core component of the market and of secondary investment portfolios, reaching record levels and representing a growing share of overall activity.
3
At the same time,
LP-led
transactions remain a primary driver of volume, supported by resilient pricing and a broadening seller base.
4
Despite record deployment, the market continues to exhibit favorable supply-demand dynamics. Secondary dry powder represents roughly one year of transaction volume, compared to two-to-three
times annual volume in other private market asset classes, highlighting sustained liquidity demand and a structurally supportive environment for disciplined investors.
4
Looking ahead, we expect that structural drivers, including elevated levels of unrealized net asset value (“NAV”), extended fund durations, and ongoing portfolio rebalancing needs, will support continued growth in secondaries activity, particularly in an environment in which market volatility may continue to influence traditional exit pathways.
5

1	Evercore Private Capital Advisory, 2025 Secondary Market Highlights (January 2026)
2	Evercore Private Capital Advisory, 2025 Secondary Market Report (February 2026)
3	Jefferies, Global Secondary Market Review (January 2026)
4	Evercore Private Capital Advisory, 2025 Secondary Market Report (February 2026)
5	Evercore Private Capital Advisory, 2025 Secondary Market Highlights (January 2026)

Annual Report | 3

Apollo S3 Private Markets Fund
Shareholder Letter (continued)
March 31, 2026 (unaudited)

Portfolio Construction
ASPM’s portfolio continues to scale as we execute on a robust pipeline of opportunities. The Fund now comprises over 30 secondary transactions, providing exposure to more than 1,000 underlying portfolio companies across over 450 GPs.
The Sponsor and Secondary Solutions (“S3”) platform’s portfolio construction approach currently remains focused on
GP-led
equity transactions, complemented by
LP-led
investments and selective exposure to private credit secondaries. We believe this approach enables diversification while maintaining a focus on high-quality, high-conviction opportunities with the potential to grow and compound over time. Exposure is diversified across sectors, geographies, vintages, and managers, with a continued emphasis on North America and Western Europe. As deployment progresses, we expect diversification to increase further.
We remain highly selective in our investment approach. While transaction volumes have grown as a general matter during the period, only a small portion of opportunities meets our underwriting standards, reflecting our focus on quality, alignment, and attractive entry valuations.
Performance
ASPM’s performance has been driven mostly by asset-level appreciation and disciplined transaction execution, as well as some discount recapture. As previously noted, Class I generated a return of 5.20% during the quarter ended March 31, 2026 and a return of 16.70% over the last 12 months. Returns have been driven by diversified co-investment
portfolios, continuation vehicles comprised of high-quality companies, and credit-oriented investments with strong cash flow characteristics.
More broadly, market conditions in 2025 reflected increased differentiation across assets, with capital concentrated toward high-quality managers and assets, while weaker transactions required wider pricing to clear.
6
We believe this reinforces the importance of selectivity and rigorous underwriting, tenets which are key to S3’s investment process.
As the Fund continues to scale, we expect performance to increasingly reflect the benefits conferred by this approach, as well as from diversification, portfolio seasoning, and underlying company growth.
Looking Ahead
We remain constructive on the outlook for secondaries. Industry data points to continued growth in both transaction volume and available capital, with expanding participation from institutional investors, new entrants, and evergreen vehicles.
7
At the same time, increasing specialization and structuring sophistication are contributing to a more mature and competitive market environment. These trends are further reinforced by the continued growth in global buyout assets under management and a declining level of distributions as a percentage of NAV.
8
,
9
Against a backdrop of ongoing market volatility and an uncertain pace of traditional exit activity, we believe secondaries are well-positioned to provide a differentiated investment approach. The ability to acquire seasoned assets with greater visibility into underlying performance, often at discounts to intrinsic value, may offer a degree of defensiveness relative to other areas of private markets.
In this context, we believe success will continue to be driven by sourcing advantages, access to differentiated information, underwriting discipline, and the ability to execute complex transactions effectively. Periods of volatility can also create more attractive entry points, reinforcing the importance of a patient and selective investment approach.
Supported by Apollo’s global platform and the experience of the S3 team, we believe ASPM is well-positioned to navigate these dynamics. We remain focused on disciplined deployment, thoughtful portfolio construction, and delivering attractive risk-adjusted returns over the long term.
Sincerely,
The Apollo S3 Team
Due to financial statement adjustments, performance information presented herein for the Fund differs from the Fund’s consolidated financial highlights which are prepared in accordance with U.S. GAAP. Such differences generally are attributable to valuation adjustments to certain of Fund’s investments which are reflected in the consolidated financial statements.

6	Jefferies, Global Secondary Market Review (January 2026)
7	Jefferies, Global Secondary Market Review (January 2026)
8	Preqin, 2025 figure as of 6/29/25.
9	Bain & Company Global Private Equity Report 2026 (February 2026)

4 | Annual Report

Apollo S3 Private Markets Fund
Fund Performance
March 31, 2026 (unaudited)

Performance Comparison (a)
	6 Month (b)	1 year	Since Inception		Inception Date
Apollo S3 Private Markets Fund - Class I	7.45%	14.46%	16.36%		10/11/24
Apollo S3 Private Markets Fund - Class I2	7.45%	—	14.31	% (c)	8/1/25
MSCI World Index (d)	(0.57%)	18.90%	11.21%		10/11/24	(e)

Apollo S3 Private Markets Fund - Class I
Growth of $10,000
$13,000
$12,500
$12,000
11,500
11,000
10,500
10,000
9,500
9,000
10/11/24
Dec-24
Mar-25
June-25
Sep-25
Dec-25
Mar-26
$12,500
$11,694
Apollo S3 Private Markets Fund - Class I
MSCI World Index

(a)
The graph shown above represents historical performance of a hypothetical investment of $10,000 in Class I Shares of the Fund since inception. Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Investing involves risk, including loss of principal. Performance includes reinvestment of distributions and is net of all Fund expenses. Fund returns greater than one year are annualized. Fund returns would have been lower had expenses not been waived during the period. Unless otherwise noted, the Fund return does not reflect the deduction of any applicable Fund share class sales load, third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for such services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.apollo.com/aspm.

(b)	Not annualized. Six month period is from September 30, 2025 to March 31, 2026.
(c)	Not annualized.
(d)
The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. The market index has not been reduced to reflect any of the fees or the cost of investing.

(e)	Date reflects the inception date of the Fund, not the index.

Annual Report | 5

Apollo S3 Private Markets Fund
Consolidated Schedule of Investments
March 31, 2026

	Shares	Geographic Region*	Acquisition Date	Cost	Fair Value
Private Market Investments (83.91%)
Private Equity Investments (80.85%)
Primary Investments (0.25%)
Golden Gate Capital Fund VII-A, L.P. (a),(b),(c)		North America	2/27/2026	$1,247,401	$1,163,810

Total Primary Investments				$1,247,401	$1,163,810

Secondary Investments (80.60%)
Ambienta Water Pumps, SCSp (a),(b),(c),(d)		Western Europe	2/28/2025	$11,511,174	$13,861,667
APH Extended Value Fund H LP (a),(b),(c)		North America	1/30/2025	14,929,147	18,248,404
ARDIAN Expansion Syclef Continuation Fund S.L.P. (a),(b),(c),(d)		Western Europe	12/24/2024	7,671,890	11,730,928
Artist Growth Opportunity X LP (a),(b)		North America	2/27/2026	1,712,238	1,712,238
BAH Forefront, L.P. (a),(c)		North America	3/12/2025	10,275,336	14,378,184
Bain Capital Beacon Holdings, L.P. (a),(b),(c)		North America	3/24/2025	6,664,284	9,254,324
Bloom I Co-Investment LP (a),(b)		North America	3/31/2025	26,324,466	33,965,985
Blue Owl GP Stakes Atlas Fund III Offshore Investors LP (a),(c)		North America	9/5/2025	4,734,630	4,917,559
BP Ace CV, L.P. (a),(b),(c)		North America	12/12/2025	4,868,875	8,610,216
BSP Equinox Investors Feeder (Offshore) L.P. (a),(b),(c)		Global	11/6/2025	35,296,214	44,172,965
Butterfly Queso Fund, LP (a),(b),(c)		North America	7/30/2025	14,429,269	16,360,078
Centerbridge Falcon Acquisition Fund, L.P. (a),(b),(c)		North America	8/21/2025	6,012,870	7,317,903
CVC Capital Partners Locron (A) SCSp (a),(b),(c),(d)		Western Europe	10/29/2025	13,551,042	14,450,487
ECP R&T Feeder Fund, L.P. (a),(b),(c)		North America	3/28/2025	6,341,353	7,197,096
FTAI Aircraft Leasing Offshore SPV (2025) L.P. (a),(b),(c)		Global	11/7/2025	5,805,453	5,805,453
GCP Strategic Partners Fund I Feeder, L.P. (a),(b),(c)		North America	6/10/2025	8,557,256	11,643,901
Golden Gate Capital Opportunity Fund-A, LP (a),(b),(c)		North America	12/31/2025	10,015,388	14,022,474
GTCR Oak Fund LP (a),(b),(c)		North America	12/16/2025	9,824,624	10,013,287
Iaso Fund, L.P. (a),(b),(c)		North America	12/12/2025	6,229,707	6,755,949
Kinderhook Capital Waste CV, L.P. (a),(b),(c)		North America	10/21/2025	8,406,505	8,338,984
New Mountain SRC Continuation Fund, L.P. (a),(b),(c)		North America	4/8/2025	5,433,853	6,742,516
NewView Capital Portfolio Select 2025, L.P. (a),(b),(c)		North America	10/28/2025	4,566,050	5,527,724
Noteus Partners Centaur SLP (a),(b),(c),(d)		North America	11/6/2024	9,882,394	12,315,397
Onex Partners Leaf CV LP (a),(b),(c)		North America	3/26/2026	1,907,511	1,907,511
PAI Strategic Partnerships II SCSp (a),(b),(c),(d)		Global	9/23/2025	2,090,115	2,007,716
Riverstone Iris Continuation Fund, L.P. (a),(b),(c)		North America	11/13/2025	9,134,934	9,050,893
Stone Point CV, L.P. (a),(b),(c)		North America	10/29/2025	4,352,865	4,885,581
Strategic Value SH 130-A, L.P. (a),(b),(c)		North America	12/13/2024	6,665,588	7,824,433
TDR Capital Titan L.P. (a),(b),(c),(d)		Western Europe	10/31/2025	10,648,313	14,376,316
Tikehau Alliance 2 Fund S.L.P. - Class A1 (a),(b),(c),(d)		Western Europe	7/1/2025	5,543,543	6,166,545
Tikehau Alliance 2 Fund S.L.P. - Class R1 (a),(b),(c),(d)		Western Europe	7/1/2025	4,425,116	4,938,286
Trinity Ventures 2024, L.P. (a),(b),(c)		North America	12/20/2024	13,888,655	17,036,296
Vista Equity Partners Hubble, L.P. (a),(b),(c)		North America	2/27/2025	13,555,466	23,317,797

Total Secondary Investments				$305,256,124	$378,855,093

Total Private Equity Investments				$306,503,525	$380,018,903

Private Credit Investments (3.06%)
Secondary Investments (3.06%)
Fortress Private Lending Fund (a)	600,619	North America	7/30/2025	$15,086,598	$14,384,217

Total Secondary Investments				$15,086,598	$14,384,217

Total Private Credit Investments				$15,086,598	$14,384,217

Total Private Market Investments				$321,590,123	$394,403,120

6 | See accompanying Notes to Consolidated Financial Statements.

Apollo S3 Private Markets Fund
Consolidated Schedule of Investments (continued)
March 31, 2026

	Units	Geographic Region*	Acquisition Date	Cost	Fair Value
Membership Interests (0.11%)
Financial Services (0.11%)
FPLF Management (Feeder) LLC — Class A (a),(e)	30	North America	2/19/2025	$19,010	$542,286

Total Membership Interests				$19,010	$542,286

	Shares			Cost	Fair Value
Short-Term Investments (16.70%)
Money Market Fund (16.70%)
State Street Institutional U.S. Government Money Market Fund — Premier Class, 3.60% (f)	78,472,608			$78,472,608	$78,472,608

Total Money Market Fund				$78,472,608	$78,472,608

Total Short-Term Investments				$78,472,608	$78,472,608

Total Investments (100.72%)				$400,081,741	$473,418,014

Other Assets and (Liabilities), Net (-0.72%)					(3,407,050)

Net Assets (100.00%)					$470,010,964

*	The “Global” geographic region represents investments with exposure to various locations throughout the world including North America, Europe, Asia, and/or the rest of the world.

(a)
Investment was issued in private placement transaction and as such is generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Consolidated Schedule of Investments. Total fair value of restricted investments as of March 31, 2026 was $394,945,406, or 84.03% of net assets.

(b)	Non-income producing.

(c)	Investment has been committed to but has not been fully funded by the Fund. See Note 12 for total unfunded investment commitments.

(d)	Investment holdings denominated in foreign currencies are converted to U.S. Dollars using period end spot rates.

(e)	Fair Value Level 3 Investment.

(f)	The rate shown is the annualized seven-day yield as of March 31, 2026.
Outstanding Forward Foreign Currency Contracts

Counterparty	Settlement Date	Fund Receiving	Value	Fund Delivering	Value	Unrealized Appreciation/ (Depreciation)
Mizuho Capital Markets, LLC	06/17/2026	USD	$10,846,953	GBP	$10,827,133	$19,820
Mizuho Capital Markets, LLC	06/17/2026	USD	71,136,819	EUR	71,666,646	(529,827)

						$(510,007)

See accompanying Notes to Consolidated Financial Statements. | 7

Apollo S3 Private Markets Fund
Consolidated Statement of Assets and Liabilities
March 31, 2026

ASSETS

Investments, at fair value (cost $321,609,133)	$394,945,406
Short-term investments, at fair value (cost $78,472,608)	78,472,608
Cash and cash equivalents	517,482
Short-term investment income receivable	270,255
Deferred offering costs (Note 2)	119,448
Due from Adviser (Note 4)	7,062,928
Deferred financing costs (Note 8)	482,177
Prepaid expenses and other assets	67,348

Total assets	$481,937,652

LIABILITIES

Other payables and accrued expenses due to affiliates	$6,314,640
Payable for shares repurchased (Note 9)	3,467,084
Professional fees payable	345,380
Investment advisory fee payable (Note 4)	604,335
Net unrealized depreciation on forward foreign currency contracts (Note 3)	510,007
Other payables and accrued expenses	685,242

Total liabilities	$11,926,688

Commitments and Contingencies (Note 12)

NET ASSETS	$470,010,964

NET ASSETS CONSIST OF

Paid-in capital	$398,210,863
Total distributable earnings/(losses)	71,800,101

$470,010,964

NET ASSETS
Class I

Net asset value	$331,578,320
Shares outstanding	10,626,163
Net asset value per share	$31.20

Class I2

Net asset value	$138,432,644
Shares outstanding	4,436,380
Net asset value per share	$31.20

Class S2

Net asset value	$—
Shares outstanding	—
Net asset value per share	$—

8 | See accompanying Notes to Consolidated Financial Statements.

Apollo S3 Private Markets Fund
Consolidated Statement of Operations
For the Year Ended March 31, 2026

INVESTMENT INCOME

Interest income	$136,880
Dividend income (net of withholding tax of $17,890)	2,602,251
Short-term investment income	4,348,605

Total investment income	7,087,736

EXPENSES

Investment advisory fees (Note 4)	5,271,778
Administrative services of the Adviser (Note 4)	1,852,095
Professional fees	1,283,110
Amortization of deferred offering costs (Note 2)	1,043,704
Amortization of deferred financing costs (Note 8)	441,524
Fund administration and accounting services (Note 4)	431,213
Transfer agency fees (Note 4)	399,034
Other operating expenses	347,967
Board of Trustees’ fees (Note 4)	200,635
Commitment fees expense (Note 8)	179,513
Organizational expenses (Note 2)	52,438

Total expenses	11,503,011

Less fees waived and reimbursed by Adviser (Note 4)	(3,600,232)

Net expenses	7,902,779

Net investment loss	(815,043)

NET REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS, FORWARD FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES

Net realized gain on forward foreign currency contracts	56,029
Net realized loss on foreign currency translations	(472)
Net change in unrealized appreciation on investments	53,716,494
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,212,625
Net change in unrealized depreciation on forward foreign currency contracts	(511,188)

NET REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS, FORWARD FOREIGN CURRENCY TRANSACTIONS AND TRANSLATIONS OF ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES	54,473,488

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$53,658,445

See accompanying Notes to Consolidated Financial Statements. | 9

Apollo S3 Private Markets Fund
Consolidated Statements of Changes in Net Assets

	For the Year Ended March 31, 2026	For the Period from October 11, 2024 (Commencement of Operations) to March 31, 2025
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:

Net investment income/(loss)	$(815,043)	$1,045,084
Net realized gain/(loss) on forward foreign currency contracts and foreign currency translations	55,557	(728,340)
Net change in unrealized appreciation/(depreciation) on investments, forward foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	54,417,931	18,408,335

Net increase in net assets resulting from operations	53,658,445	18,725,079

DISTRIBUTIONS TO SHAREHOLDERS

Class I
From distributable earnings	(475,684)	—
Class I2
From distributable earnings	(150,923)	—

Total distributions to shareholders	(626,607)	—

CAPITAL SHARE TRANSACTIONS

Class I
Proceeds from shares issued	62,111,292	209,448,433
Distributions reinvested	187,778	—
Repurchase of shares	(763,390)	—
Class I2
Proceeds from shares issued	130,336,546	—
Distributions reinvested	54,846	—
Repurchase of shares	(3,221,458)	—
Class S2
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Repurchase of shares	—	—

Net increase in net assets from capital share transactions	188,705,614	209,448,433

Total increase in net assets	241,737,452	228,173,512

NET ASSETS:

Beginning of year	228,273,512	100,000

End of year	$470,010,964	$228,273,512

10 | See accompanying Notes to Consolidated Financial Statements.

Apollo S3 Private Markets Fund
Consolidated Statements of Changes in Net Assets (continued)

	For the Year Ended March 31, 2026	For the Period from October 11, 2024 (Commencement of Operations) to March 31, 2025
SHARE ACTIVITY

Class I
Shares outstanding at beginning of year	8,360,834	4,000
Shares sold	2,283,703	8,356,834
Distributions reinvested	6,330	—
Shares repurchased	(24,704)	—

Shares outstanding at end of year	10,626,163	8,360,834

Class I2
Shares outstanding at beginning of year	—	—
Shares sold	4,538,497	—
Distributions reinvested	1,850	—
Shares repurchased	(103,967)	—

Shares outstanding at end of year	4,436,380	—

Class S2
Shares outstanding at beginning of year	—	—
Shares sold	—	—
Distributions reinvested	—	—
Shares repurchased	—	—

Shares outstanding at end of year	—	—

See accompanying Notes to Consolidated Financial Statements. | 11

Apollo S3 Private Markets Fund
Consolidated Statement of Cash Flows
For the Year Ended March 31, 2026

CASH FLOWS FROM OPERATING ACTIVITIES:

Net increase in net assets resulting from operations	$53,658,445

Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(218,092,480)
Net proceeds of short-term investments	20,703,819
Distributions received from investments	6,847,061
Net change in unrealized appreciation on investments	(53,716,494)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	(1,212,625)
Net change in unrealized depreciation on forward foreign currency contracts	511,188
Amortization of deferred financing costs	441,524
Amortization of deferred offering costs	625,577
Changes in operating assets and liabilities:
Short-term investment income receivable	164,258
Due from Adviser	(3,600,232)
Prepaid expenses and other assets	155
Professional fees payable	(77,454)
Investment advisory fee payable	318,640
Other payables and accrued expenses	247,348
Other payables and accrued expenses due to affiliates	2,749,510

Net cash used in operating activities	$(190,431,760)

CASH FLOWS FROM FINANCING ACTIVITIES:

Proceeds from shares issued	192,447,838
Deferred financing costs paid	(847,258)
Repurchase of shares	(517,764)
Distributions paid	(383,983)

Net cash provided by financing activities	$190,698,833

Net change in cash and cash equivalents and foreign currency	$267,073

Cash and cash equivalents, beginning of year	$250,409

Cash and cash equivalents, end of year	$517,482

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for commitment fees	$179,513

Supplemental Disclosure of Non-Cash Financing Activities
Reinvestment of distributions	$242,624

12 | See accompanying Notes to Consolidated Financial Statements.

Apollo S3 Private Markets Fund
Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Year Ended March 31, 2026	For the Period from October 11, 2024 (Commencement of Operations) to March 31, 2025
Class I Per share operating performance:
Net asset value, beginning of period	$27.30		$25.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (a)	(0.05)		0.16
Net realized & unrealized gain	4.00		2.14

Total income from investment operations	3.95		2.30

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.05)		—

Net asset value, end of period	$31.20		$27.30

Total return (b)	14.46%		9.21	% (c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$331,578		$228,274
Ratios to average net assets:
Expenses excluding fee waivers and reimbursements (d)	3.38%		5.71	% (e)
Expenses including fee waivers and reimbursements (d)	2.28%		2.17	% (e)
Net investment income/(loss) (f)	(0.16)%		1.45	% (g)
Portfolio turnover rate (h)	2.84%		—%
Senior Securities:
Principal loan outstanding (in 000’s)	$—	$	N/A	(i)
Asset coverage per $1,000 of loan outstanding (j)	$—	$	N/A	(i)

(a)	Calculated using the weighted average common shares outstanding.
(b)	Total return based on net asset value calculated as the change in Net Asset Value per Share during the period, assuming distributions, if any, are reinvested at the reinvestment rate.
(c)	Not annualized.
(d)	Ratio does not include expenses from underlying funds in which the Fund is invested.
(e)	Expense ratios have been annualized, except for organizational fees which are one time expenses.
(f)	Ratio does not include net investment income/(loss) from underlying funds in which the Fund is invested.
(g)	Net investment income/(loss) ratio is annualized, except for organizational fees which are one time expenses.
(h)	Portfolio turnover is calculated at the Fund level.
(i)	For the period ended March 31, 2025, the Fund did not issue any senior securities.
(j)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

See accompanying Notes to Consolidated Financial Statements. | 13

Apollo S3 Private Markets Fund
Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

	For the Period from August 1, 2025 (Commencement of Class I2) to March 31, 2026
Class I2 Per share operating performance:
Net asset value, beginning of period	$27.34
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) (a)	(0.12)
Net realized & unrealized gain	4.03

Total income from investment operations	3.91

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(0.05)

Net asset value, end of period	$31.20

Total return (b)	14.31	% (c)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s)	$138,433

Ratios to average net assets:
Expenses excluding fee waivers and reimbursements	3.19	% (d)
Expenses including fee waivers and reimbursements	2.38	% (d)
Net investment income/(loss)	(0.90	)% (e)
Portfolio turnover rate (f)	2.84%
Senior Securities:
Principal loan outstanding (in 000’s)	$—
Asset coverage per $1,000 of loan outstanding (g)	$—

(a)	Calculated using the weighted average common shares outstanding.
(b)	Total return based on net asset value calculated as the change in Net Asset Value per Share during the period, assuming distributions, if any, are reinvested at the reinvestment rate.
(c)	Not annualized.
(d)	Expense ratios have been annualized, except for organizational fees which are one time expenses. Ratio does not include expenses from underlying funds in which the Fund is invested.
(e)
Net investment income/(loss) ratio is annualized, except for organizational fees which are one time expenses. Ratio does not include net investment income/(loss) from underlying funds in which the Fund is invested.

(f)	Portfolio turnover is calculated at the Fund level.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings outstanding) from the Fund’s total assets, and dividing this by the amount of borrowings outstanding.

14 | See accompanying Notes to Consolidated Financial Statements.

Apollo S3 Private Markets Fund
Notes to Consolidated Financial Statements
March 31, 2026

1. ORGANIZATION
Apollo S3 Private Markets Fund (the “Fund”) was organized as a statutory trust on May 5, 2023 under the laws of the State of Delaware. The Fund is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified,
closed-end
management investment company. The Fund commenced operations on October 11, 2024. The Fund’s investment adviser is Apollo S3 RIC Management, L.P. (the “Adviser”). The Adviser is registered as an investment adviser with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended.
The business operations of the Fund are managed and supervised under the direction of the Fund’s Board of Trustees (the “Board” and each member of the Board, a “Trustee”), subject to the laws of the State of Delaware and the Fund’s Declaration of Trust. The Board has overall responsibility for the management and supervision of the business operations of the Fund. The Fund’s investment objective is to seek to provide long-term capital appreciation. In pursuing its investment objective, the Fund intends to invest in a portfolio of private equity, private credit and other private assets (collectively, “private market investments”). The Fund’s private market investments predominantly focus on private equity (including buyout and growth equity) and private credit strategies, and may opportunistically include select exposures in other private markets strategies including real assets, infrastructure and venture capital, among others. The Fund’s investment exposure to these strategies is implemented via a variety of investment types that include: (i) investments in private markets funds managed by various unaffiliated asset managers (“Portfolio Funds”) acquired in privately negotiated transactions (a) from pre-existing
investors in these Portfolio Funds (“Traditional Secondary Investments”), and/or (b) investments in existing private investments and/or assets of or from a Portfolio Fund(s), often requiring a bespoke structure that may include the creation of new vehicles or securities
(“Non-Traditional
Secondary Investments” and, together with Traditional Secondary Investments, “Secondary Investments” or “Secondaries”); (ii) direct or indirect investments in the equity and/or credit of private companies, alongside private market funds and/or other private market firms
(“Co-Investments”);
and (iii) primary investments in newly formed Portfolio Funds (“Primary Investments” or “Primaries”). The Fund expects to invest in private market investments principally through Secondary Investments, although the allocation among each of the types of investments set forth above may vary from time to time, especially during the Fund’s initial period of investment operations.
The Fund has a 100% ownership interest, consolidates, and has control over significant operating, financial and monetary decisions of MAPS Borrower, LLC, MAPS TopCo Holdings, LLC, MAPS Equity Holdings, LLC, MAPS Intermediate Holdings I, LLC, MAPS DC-1, LLC, MAPS FC-1, LLC, MAPS Intermediate Holdings II, LLC, MAPS DC-2, LLC, MAPS FC-2, LLC, MAPS Intermediate Holdings III, LLC, MAPS DC-3, LLC, MAPS FC-3, LLC, MAPS Intermediate Holdings IV, LLC, MAPS DC-4, LLC, and MAPS FC-4, LLC (each a “Subsidiary”, and collectively, the “Subsidiaries”). The primary purpose of the Subsidiaries is to facilitate the holding of certain investments of the Fund.
As of March 31, 2026, the Fund offers Class I2 and Class S2 shares (“Shares”). The Shares will generally be offered on the first business day of each month at the then-current net asset value (“NAV”). As of March 31, 2026, there were no Class S2 shares outstanding. Class I Shares are no longer publicly offered and are available only through the reinvestment of dividends and through periodic private placements to the Adviser and/or its affiliates on behalf of investors that had contributed capital to the Fund through the purchase of Class I Shares. Effective August 1, 2025, Class S Shares are no longer publicly offered. There were no Class S Shares purchased from October 11, 2024, the commencement of operations, through July 31, 2025.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Accounting —
 The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. The Fund’s consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946,
Financial
Services — Investment Companies
. The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Annual Report | 15

Apollo S3 Private Markets Fund
Notes to Consolidated Financial Statements (continued)
March 31, 2026

Principles of Consolidation
 — The financial position and results of operations of the Subsidiaries are included in the consolidated financial statements and footnotes. All inter-company transactions and balances have been eliminated in consolidation.
Investment Valuation
 — The Fund’s Board has adopted procedures pursuant to which the Fund will value its investments (the “Valuation Policy and Procedures”). In accordance with the Valuation Policy and Procedures, the Fund’s portfolio investments for which market quotations are readily available are valued at market value. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule
2a-5
under the 1940 Act. As permitted by Rule
2a-5
under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the Valuation Policy and Procedures which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee will fair value portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting systems, independent third-party valuation firms and proprietary models and information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination. The Fund uses net asset value (“NAV”) as a practical expedient to determine the fair value of its Portfolio Funds. Fair valuation involves subjective judgments, and it is possible that the fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment.
Forward Foreign Currency Contracts
 — The Fund may enter into forward foreign currency exchange contracts to manage foreign exchange rate risk. These contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date may be entered into as a hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. Dollar value of the Fund’s foreign currency denominated investments will decline due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are typically valued at their quoted prices obtained from an independent pricing service and are
“marked-to-market”
at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the forward foreign currency exchange contract is offset by entering a closing transaction or by the delivery or receipt of the currency. The risk that counterparties may be unable to meet the terms of their contracts and the risk of unanticipated movements in the value of a foreign currency relative to the U.S. Dollar are inherent in forward foreign exchange contracts. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts will not be recorded in the Consolidated Statement of Assets and Liabilities. However, fluctuations in the value of the forward foreign currency exchange contracts will be recorded in the Consolidated Statement of Assets and Liabilities as an asset or liability and in the Consolidated Statement of Operations as unrealized appreciation or depreciation until terminated.
Fair Value Measurements
 — In accordance with ASC Topic 820 — Fair Value Measurement and Disclosures, a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

16 | Annual Report

Apollo S3 Private Markets Fund
Notes to Consolidated Financial Statements (continued)
March 31, 2026

•
Level 3 — Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the year ended March 31, 2026 maximized the use of observable inputs and minimized the use of unobservable inputs.
Portfolio Funds measure their investment assets at fair value and generally report a NAV on a calendar quarterly basis. In accordance with ASC 820, the Fund has elected to apply the practical expedient methodology to value its investments in Portfolio Funds at their respective NAVs typically at each quarter, which may be received on a delayed basis.
Investments in Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. Accordingly, the Fund may not be able to resell or realize some of its investments for extended periods, which may be several years. The types of Portfolio Funds that the Fund may make investments in include Primary and Secondary Investments.
The fair value relating to certain underlying investments of these Portfolio Funds, for which there is no public market, has been estimated by the manager of each Portfolio Fund and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ from the values that would have been used had a public market for the investments existed.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk or liquidity associated with such investments. The following is a summary of the inputs used in valuing the Fund’s investments as of March 31, 2026:

Investments	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Fair Value at March 31, 2026
Cash and cash equivalents	$517,482	$ —	$—	$517,482
Membership Interests	—	—	542,286	542,286
Short-Term Investments	78,472,608	—	—	78,472,608

Total	$78,990,090	$ —	$542,286	$79,532,376

Other Financial Instruments*
Assets:
Forward Foreign Currency Contracts	$—	$ 19,820	$—	$19,820
Liabilities:
Forward Foreign Currency Contracts	—	(529,827)	—	(529,827)

Total	$—	$(510,007)	$—	$(510,007)

*
Other financial instruments are derivative instruments reflected in the Consolidated Schedule of Investments. The derivatives shown in this table are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contracts’ value.

Annual Report | 17

Apollo S3 Private Markets Fund
Notes to Consolidated Financial Statements (continued)
March 31, 2026

The Fund held Portfolio Funds with a fair value of $394,403,120, that in accordance with ASC 820, are excluded from the fair value hierarchy as of March 31, 2026, as investments in Portfolio Funds valued at NAV, as a “practical expedient”, are not required to be included in the fair value hierarchy.
The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of March 31, 2026:

Description	Total	Membership Interests
Total Fair Value, beginning of year	$15,000	$15,000
Purchases	4,010	4,010
Distributions	(4,000)	(4,000)
Change in net unrealized appreciation/(depreciation)	527,276	527,276
Transfer into Level 3	—	—
Transfer out of Level 3	—	—

Total Fair Value, end of year	$542,286	$542,286

The table below summarizes information about the significant unobservable inputs used in determining the fair value of the Level 3 assets, as of March 31, 2026:

	Fair Value at March 31, 2026	Valuation Technique(s)	Unobservable Input(s)	Range of Unobservable Input(s) Utilized	Weighted Average Unobservable Input(s)
Membership Interests	$542,286	Discounted Cash Flow (a)	Discount Rate (a)	10.00% - 30.00%	18.00%

Total Fair Value	$542,286

(a)
The Fund utilized a discounted cash flow model to fair value this security. The significant unobservable input used in the valuation model was the discount rate, which was determined based on the market rates an investor would expect for a similar investment with similar risks. The discount rate was applied to present value the projected cash flows in the valuation model. Significant increases in the discount rate may significantly lower the fair value of an investment; conversely, significant decreases in the discount rate may significantly increase the fair value of an investment.

Investments in Portfolio Funds
 — The Fund generally invests into closed-end funds that do not have redemption rights; as such, the Fund is unable to withdraw from the investments in Portfolio Funds. Liquidity from these investments is provided to the Fund at the respective Portfolio Funds’ general partner’s discretion and not guaranteed. Additionally, the remaining life of these investments are unknown to the Adviser as the terms of the Portfolio Funds are subject to change and/or extension based upon the underlying Portfolio Funds’ governing documents.
Foreign Currency Translation
— Assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of investments and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded.
Cash and Cash Equivalents
 — Cash and cash equivalents consists of monies held on deposit with State Street Bank and Trust Company, who serves as the Fund’s custodian. The Fund does not hold any restricted cash as of March 31, 2026. At certain times, cash may exceed the insurance limit guaranteed by the Federal Deposit Insurance Corporation and could expose the Fund to credit risk. As of March 31, 2026, cash and cash equivalents are considered as Level 1 assets in the fair value hierarchy.
Short-term Investments
 — Short-term investments represent investments in money market instruments and money market mutual funds, and are recorded at NAV per share which approximates fair value. As of March 31, 2026, short-term investments are considered as Level 1 assets in the fair value hierarchy.
Investment Income
— Dividend, interest, and short-term investment income is recognized on an accrual basis as earned. Distributions from Portfolio Funds occur at irregular intervals and the exact timing of the distributions cannot be determined. The classification of distributions received, including return of capital, realized gains and dividend income, is generally based on information received from the investment manager of the Portfolio Fund. The change in

18 | Annual Report

Apollo S3 Private Markets Fund
Notes to Consolidated Financial Statements (continued)
March 31, 2026

unrealized appreciation/(depreciation) on investments and foreign currency translation within the Consolidated Statement of Operations includes the Fund’s share of unrealized gains and losses, realized undistributed gains and losses and the undistributed net investment income or loss on investments for the relevant period.
Dividends and Distributions
 — Dividends and distributions to shareholders resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid annually as described in the Fund’s prospectus. Distributions to investors are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.
Expense Recognition
 — Expenses are recorded on an accrual basis.
Income Taxes
 — The Fund intends to maintain its status each year as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to RICs and will distribute substantially all of its net investment income and net capital gains, if any, for its tax years. Therefore, no U.S. federal income tax provision is required. The Fund may elect to incur excise tax if it is deemed prudent by the Board from a cash management perspective or in the best interest of shareholders due to other facts and circumstances. No federal income tax provision or excise tax provision is required for the year ended March 31, 2026.
The Fund has adopted September 30 as its tax year end. The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2026, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s consolidated financial statements.
In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (“ASU 2023-09”), which intends to improve the transparency of income tax disclosures. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024 and is to be adopted on a prospective basis with the option to apply retrospectively. The Fund adopted ASU 2023-09 effective March 31, 2026 and concluded that the application of this guidance did not have any material impact on its consolidated financial statements.
Organizational and Offering Costs
— Organizational expenses are expensed as incurred. Organizational expenses consist of costs incurred to establish the Fund and enable it legally to do business. The Adviser agreed to advance those costs to the Fund. Such costs incurred by the Adviser are subject to recoupment in accordance with the Fund’s Expense Limitation Agreement. See “Note 4 — Investment Advisory Fees, Administration Fees and Other Agreements with Affiliates” for further discussion of the Adviser. For the year ended March 31, 2026, the Fund incurred organizational expenses totaling $52,438.
Offering expenses are amortized over a twelve-month period on a straight-line basis. These expenses include registration fees and legal fees regarding the preparation of the initial registration statement and any updates to the registration statement. These costs are subject to recoupment in accordance with the Fund’s Expense Limitation Agreement. See “Note 4 — Investment Advisory Fees, Administration Fees and Other Agreements with Affiliates”. For the year ended March 31, 2026, the Fund amortized offering expenses totaling $1,043,704.
Use of Estimates
— The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Annual Report | 19

Apollo S3 Private Markets Fund
Notes to Consolidated Financial Statements (continued)
March 31, 2026

Segment Reporting
 — The Fund adopted Financial Accounting Standards Board Accounting Standards Update
2023-07,
“Segment Reporting (Topic 280) — Improvements to Reportable Segment Disclosures” (“ASU 2023-07”). An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund operates under one operating segment and reporting unit. In connection with the adoption of ASU 2023-07, the Fund’s President or designee acts as the Fund’s CODM and is responsible for assessing the performance of the Fund’s single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s consolidated financial statements. The Fund’s adoption of this guidance did not have a material impact on the Fund’s financial position, results of operations or cash flows.
Recent Accounting Pronouncements
Income Statement - Reporting Comprehensive Income
 — In November 2024, the FASB issued Accounting Standards Update 2024-03, Income Statement — Reporting Comprehensive Income — Expense Disaggregation Disclosures (Subtopic 220-40) (“
ASU 2024-03
”). The amendments in ASU 2024-03 improve financial reporting by requiring that public business entities disclose additional information about specific expense categories in the notes to consolidated financial statements at interim and annual reporting periods. This information generally is not presented in the consolidated financial statements today. The amendments in ASU 2024-03 are effective for annual reporting periods beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027. Early adoption is permitted. The Fund is currently evaluating the impact of adopting ASU 2024-03 on its year end consolidated financial statements.
3. DERIVATIVE TRANSACTIONS
The Fund’s investment objectives allow the Fund to enter into various types of derivative contracts such as forward foreign currency exchange contracts. Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency exchange contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward foreign currency exchange contracts are typically valued at their quoted daily prices obtained from an independent pricing service.
The Fund relies on certain exemptions in Rule
18f-4
under the 1940 Act to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. The rule also impacts the use of unfunded commitment agreements and reverse repurchase agreements. Under Rule
18f-4,
“derivatives transactions” include the following: (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule
18f-4(d)(1)(ii),
reverse repurchase agreements and similar financing transactions. The Fund will rely on an exemption in Rule
18f-4(f)
when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced
(“TBA”) commitments, and dollar rolls) and
non-standard
settlement cycle securities, if certain conditions are met.
The Fund operates as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule
18f-4.
To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with Rule
18f-4).
If the Fund ceases to qualify as a “limited derivatives user” as defined in Rule
18f-4,
the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk
based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.
The Fund engaged in currency transactions with counterparties during the year ended March 31, 2026 to hedge the value of portfolio investments denominated in particular currencies against fluctuations in relative value or to gain or

20 | Annual Report

Apollo S3 Private Markets Fund
Notes to Consolidated Financial Statements (continued)
March 31, 2026

reduce exposure to certain currencies. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The forward foreign currency exchange contracts are marked-to-market
and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is terminated, the Fund records a realized gain or loss equal to the difference between the value of the arrangement at the time it was opened and the value of the arrangement at the time it was extinguished.
As of March 31, 2026, there was no restricted cash posted as collateral.
Fair values of forward foreign currency contracts on the Consolidated Statement of Assets and Liabilities as of March 31, 2026, categorized by risk exposure:

Risk Exposure	Derivatives	Consolidated Statement of Assets and Liabilities Location	Fair Value
Foreign Exchange Rate Risk	Forward Foreign Currency Contracts	Net unrealized depreciation on forward foreign currency contracts	$(510,007)

Total			$(510,007)

For the year ended March 31, 2026, the average monthly notional value of forward foreign currency contracts was $53,842,655.
The effect of forward foreign currency contracts on the Consolidated Statement of Operations for the year ended March 31, 2026, categorized by risk exposure:

Risk Exposure	Derivatives	Consolidated Statement of Operations Location	Realized Gain on Derivatives	Consolidated Statement of Operations Location	Change in Unrealized Depreciation on Derivatives Recognized in Income
Foreign Exchange Rate Risk	Forward Foreign Currency Contracts	Net realized gain/(loss) on forward foreign currency contracts	$56,029	Net change in unrealized depreciation on forward foreign currency contracts	$(511,188)

Total			$56,029		$(511,188)

Annual Report | 21

Apollo S3 Private Markets Fund
Notes to Consolidated Financial Statements (continued)
March 31, 2026

Offsetting of Derivative Instruments
The Fund has derivative instruments that are subject to a master netting agreement. This agreement includes provisions to offset positions with the same counterparty in the event of default by one of the parties. The Fund’s unrealized appreciation and depreciation on derivative instruments are reported net in the Consolidated Statement of Assets and Liabilities. The following table presents the Fund’s assets and liabilities related to derivatives by counterparty, net amounts available for offset under a master netting agreement for such assets and liabilities as of March 31, 2026:

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Net Amount of Derivative Assets
Mizuho Capital Markets, LLC	$19,820	$19,820	$—

Total	$19,820	$19,820	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Net Amount of Derivative Liabilities (a)
Mizuho Capital Markets, LLC	$529,827	$(19,820)	$510,007

Total	$529,827	$(19,820)	$510,007

(a)	Net amount of derivative liabilities represents the net amount due from the Fund to the counterparty.
4. INVESTMENT ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS WITH AFFILIATES
Investment Advisory
The Adviser provides certain investment advisory, management, and administrative services to the Fund. Pursuant to the investment advisory and management agreement with the Fund (the “Investment Advisory Agreement”), the Fund will pay the Adviser an annual rate of 1.50% based on the value of the Fund’s net assets calculated and accrued monthly as of the last business day of each month (the “Management Fee”). For purposes of determining the Management Fee payable to the Adviser, the value of the Fund’s net assets is calculated prior to the inclusion of the Management Fee payable to the Adviser and prior to any reduction for any fees and expenses of the Fund for that month. Purchased shares of beneficial interest in the Fund (the “Shares”) are incorporated into the beginning of month NAV and included in the computation of the Management Fee payable. The Management Fee will be calculated before giving effect to any repurchase of Shares by the Fund or any distributions by the Fund. The Management Fee will be payable in arrears within 5 business days after the completion of the NAV computation for the month.
The Adviser provides certain administrative services, personnel and facilities to the Fund and performs operational services necessary for the operation of the Fund not otherwise provided by other service providers of the Fund. These services include, without limitation, certain bookkeeping and recordkeeping services, compliance and legal services, investor relations assistance, and accounting and auditing support. The Fund will reimburse the Adviser at cost, at the Adviser’s request, for certain costs and expenses incurred by the Adviser that are necessary for the administration and operation of the Fund. For the year ended March 31, 2026, the Adviser provided services under these agreements totaling $1,852,095 which is shown in the Consolidated Statement of Operations as Administrative services of the Adviser.
Expense Limitation Agreement
Pursuant to an expense limitation agreement with the Fund (the “Expense Limitation Agreement”), the Adviser agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund, if required to ensure certain annual operating expenses (excluding the Management Fee, any Distribution and Servicing Fee (as defined below), interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, borrowing costs, merger or reorganization expenses, shareholder meetings expenses, litigation expenses, expenses associated with the acquisition and disposition of investments (including interest and structuring costs for borrowings and line(s) of credit) and extraordinary expenses, if any; collectively, the “Excluded Expenses”) do not

22 | Annual Report

Apollo S3 Private Markets Fund
Notes to Consolidated Financial Statements (continued)
March 31, 2026

exceed 0.50% per annum (excluding Excluded Expenses) of the Fund’s average monthly net assets of each class of Shares. With respect to each class of Shares, the Fund agreed to repay the Adviser any fees waived or expenses assumed under the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause the Fund’s annual operating expenses (excluding Excluded Expenses) for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within thirty-six
months after the month in which the Adviser incurred the expense. The Expense Limitation Agreement is in place until July 31, 2027. At that time the Expense Limitation Agreement may be extended for additional one year periods with the consent of the Adviser and Fund. For the year ended March 31, 2026, expenses waived by the Adviser totaled $3,600,232. This amount is reflected in Due from Adviser in the Consolidated Statement of Assets and Liabilities. The balance of recoupable expenses for the Fund was as follows:

Expiration Period

Less than 1 year	$—
1-2 years	$3,462,696
2-3 years	$3,600,232

Total	$7,062,928

Distribution Agreement
Apollo Global Securities, LLC (“AGS”), an affiliate of the Adviser, serves as distributor to the Fund (the “Distributor”). Under a distribution agreement, Class S2 Shares are subject to an ongoing distribution and shareholder servicing fee (the “Distribution and Servicing Fee”) to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of shareholders who own such shares. Class S2 Shares pay a Distribution and Servicing Fee to AGS at an annual rate of 0.85%, based on the aggregate net assets of the Fund attributable to such class. Class I and I2 Shares are not subject to a Distribution and Servicing Fee and do not bear any expenses associated therewith. For the year ended March 31, 2026, Class S2 Shares incurred zero Distribution and Servicing Fees.
Fund Administration and Accounting Fees and Expenses
State Street Bank and Trust Company serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services. The Administrator is also reimbursed by the Fund for certain out of pocket expenses.
Transfer Agency Fees and Expenses
SS&C Global Investor & Distribution Solutions, Inc. (“SS&C”) serves as the transfer agent, distribution paying and shareholder servicing agent to the Fund. Under the Services Agreement with the Fund, SS&C is responsible for maintaining all shareholder records of the Fund.
Custody Fees and Expenses
State Street Bank and Trust Company serves as the Fund’s custodian and receives customary fees from the Fund for such services.
Officer and Trustee Fees
Each independent trustee receives an annual retainer of $42,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings and $500 per independent trustee per each special telephonic meeting (exclusive of one special telephonic meeting per year). The Chair of the Audit Committee receives an additional $15,750 annually. The Fund may reimburse the allocable portion of the compensation paid by the Adviser (or its affiliates) to the Fund’s officers.
5. CAPITAL SHARE TRANSACTIONS
The Fund offers Class I2 and Class S2 Shares. The Shares will generally be offered on the first business day of each month at the then-current NAV. The minimum initial investment in the Fund by any investor is $2,500 with respect to Class S2 Shares and Class I2 Shares. The minimum additional investment in the Fund by any investor is $100, except for additional purchases pursuant to the dividend reinvestment plan (the “DRIP”).

Annual Report | 23

Apollo S3 Private Markets
Fund
Notes to Consolidated Financial Statements (continued)
March 31, 2026

The Adviser expects that, generally, it will recommend to the Board that each repurchase offer should apply to up to 5% of the NAV of the Fund on a quarterly basis, although any particular recommendation may exceed such percentage. If a repurchase offer is oversubscribed by shareholders who tender Shares, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Shares tendered, or take any other action permitted by applicable law.
6. INVESTMENT TRANSACTIONS
The cost of purchases, other than short-term investments, for the year ended March 31, 2026 amounted to $218,092,480. Proceeds from the sale, redemption, or distributions received from investments other than short-term investments for the year ended March 31, 2026 amounted to $6,847,061.
7. TAX BASIS INFORMATION
Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.
For the tax year ended September 30, 2025, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Paid-in Capital	Total Distributable Earnings

$(43,184)	$43,184
The reclassifications were primarily related to excise taxes paid and tax adjustments for non-deductible initial year expenses.
The tax character of distributions paid was as follows:

Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital

$626,607	$—	$—
As of September 30, 2025, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed net investment income	Accumulated net realized loss on investments	Ordinary Late Year Loss deferral	Other cumulative effect of timing differences	Net unrealized appreciation/(depreciation) on investments	Total

$625,659	$—	$(2,557,535)	$(79,954)	$41,869,477	$39,857,647
As of March 31, 2026, net unrealized appreciation/(depreciation) of investments based on the federal tax cost was as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes

$75,185,321	$(1,008,560)	$74,176,761	$399,241,253
The difference between book basis and tax basis unrealized appreciation/(depreciation) is primarily due to forward contracts, partnership adjustments and organizational expense amortization.

24 | Annual Report

Apollo S3 Private Markets Fund
Notes to Consolidated Financial Statements (continued)
March 31, 2026

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of September 30, 2025, the following amounts are available as carry forwards to the next tax year:

Short-Term	Long-Term

$—	$—
As of September 30, 2025, the Fund had a specified loss of $2,557,535.
8. CREDIT FACILITY
On April 15, 2025, the Fund entered into a credit facility (the “Credit Facility”) with JPMorgan Chase Bank, N.A. (“JPM”) as lender and administrative agent. The Credit Facility matures on April 15, 2027 and provides the Fund with borrowing capacity of up to $25,000,000 on a revolving basis (the “Revolving Loan”). Borrowings under the Credit Facility bear interest at a rate equal to SOFR plus 2.75% per annum, payable quarterly in arrears. Any unused portion of the Revolving Loan is subject to a commitment fee of 0.50% per annum, which increases to 1.00% per annum beginning six months after the closing date, based on the actual daily unused amount of the commitment. The Fund did not draw on the Credit Facility during the year ended March 31, 2026. Commitment fees totaled $179,513 for the year ended March 31, 2026.
The Credit Facility contains various affirmative and negative covenants, reporting requirements, and other customary requirements. As of March 31, 2026, the Fund was in compliance in all material respects with the terms of the Credit Facility.
In connection with entering into the Credit Facility, certain debt financing costs were incurred by the Fund and are shown on the Consolidated Statement of Assets and Liabilities. The deferred financing costs are amortized over the life of the Credit Facility. The amortization of the deferred financing costs is included in the Consolidated Statement of Operations.
9. REPURCHASE OFFERS
The Fund expects to conduct repurchase offers quarterly pursuant to written tenders to shareholders, and subject to approval by the Board. The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to up to 5% of the net assets of the Fund although any particular recommendation may exceed such percentage. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Shares tendered, or take any other action permitted by applicable law. The Fund may cause the repurchase of a Shareholder’s Shares if, among other reasons, the Fund determines that such repurchase would be in the interest of the Fund. In certain circumstances the Fund may determine not to conduct a repurchase offer, or to conduct a repurchase offer of up to 5% of the Fund’s net assets, subject to approval by the Board. In particular, during periods of financial market stress, the Board may determine that some or all of the Fund’s investments cannot be liquidated at their fair value, making a determination not to conduct repurchase offers more likely.
During the year ended March 31, 2026, the Board approved the below repurchase offers to repurchase up to 5% of the Fund’s outstanding shares. Shareholder repurchase requests received in good order by the respective Repurchase Request Deadlines were accepted by the Fund. The following table presents information with respect to the Fund’s share repurchases as of March 31, 2026:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3
Commencement Date	August 15, 2025	November 14, 2025	February 13, 2026
Repurchase Request Deadline	September 15, 2025	December 15, 2025	March 16, 2026
Repurchase Pricing Date	September 30, 2025	December 31, 2025	March 31, 2026
Dollars Repurchased	$80,841	$436,923	$3,467,084
Shares Repurchased	2,830	14,730	111,111
% of Outstanding Shares Offered to be Repurchased	5%	5%	5%
% of Outstanding Shares Repurchased	0.03%	0.12%	0.79%

Annual Report | 25

Apollo S3 Private Markets Fund
Notes to Consolidated Financial Statements (continued)
March 31, 2026

10. RISK FACTORS
The following are certain principal risk factors that relate to the operations and terms of the Fund. These considerations, which do not purport to be a complete description of any of the particular risks referred to or a complete list of all risks involved in an investment in the Fund, should be carefully evaluated before determining whether to invest in the Fund. The Fund’s investment program is speculative and entails substantial risks. The following risks may be directly applicable to the Fund or may be indirectly applicable through the Fund’s Private Market Investments. In considering participation in the Fund, prospective investors should be aware of certain principal risk factors, including the following:
Risks of Private Equity Strategies.
The Fund’s investment portfolio will include Secondary Investments,
Co-Investments
and Primary Investments. The Portfolio Funds and special purpose vehicles that the Fund invests in will typically hold securities issued primarily by private companies. Operating results for private companies in a specified period may be difficult to determine. Such investments involve a high degree of business and financial risk that can result in substantial losses.
Liquidity Risk.
Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, there is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest also may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, investments in private companies generally are in restricted securities that are not traded in public markets and subject to substantial holding periods. There can be no assurance that the Fund will be able to realize the value of such investments in a timely manner.
General Market Conditions Risk.
Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of the global credit markets, periods of reduced liquidity, greater volatility, general volatility of credit spreads, an acute contraction in the availability of credit and a lack of price transparency. These volatile and often difficult global credit market conditions have episodically adversely affected the market values of equity, fixed-income and other securities and this volatility may continue and conditions could even deteriorate further. Some of the largest banks and companies across many sectors of the economy in the United States and Europe have declared bankruptcy, entered into insolvency, administration or similar proceedings, been nationalized by government authorities, and/ or agreed to merge with or be acquired by other banks or companies that had been considered their peers. The long-term impact of these events is uncertain, but could continue to have a material effect on general economic conditions, consumer and business confidence and market liquidity.
Private Market Investments.
The Fund’s investments in Portfolio Funds are subject to a number of risks. Portfolio Fund interests are expected to be illiquid, their marketability may be restricted and the realization of investments from them may take considerable time and/or be costly. Although the Adviser will seek to receive detailed information from each Portfolio Fund regarding its business strategy and any performance history, in most cases the Adviser will have little or no means of independently verifying this information. In addition, Portfolio Funds may have little or no near-term cash flow available to distribute to investors, including the Fund.
Portfolio Fund interests are ordinarily valued based upon valuations provided by the Portfolio Fund Manager, which may be received on a delayed basis. Certain securities in which the Portfolio Funds invest may not have a readily ascertainable market price and are fair valued by the Portfolio Fund Managers. The Adviser reviews and performs due diligence on the valuation procedures used by each Portfolio Fund Manager and monitors the returns provided by the Portfolio Funds. However, neither the Adviser nor the Board is able to confirm the accuracy of valuations provided by Portfolio Fund Managers.

26 | Annual Report

Apollo S3 Private Markets Fund
Notes to Consolidated Financial Statements (continued)
March 31, 2026

The Fund will pay asset-based fees, and, in most cases, will be subject to performance-based fees in respect of its interests in Portfolio Funds. Such fees and performance-based compensation are in addition to the Management Fee. In addition, performance-based fees charged by Portfolio Fund Managers may create incentives for the Portfolio Fund Managers to make risky investments, and may be payable by the Fund to a Portfolio Fund Manager based on a Portfolio Fund’s positive returns even if the Fund’s overall returns are negative. Moreover, a shareholder in the Fund will indirectly bear a proportionate share of the fees and expenses of the Portfolio Funds, in addition to its proportionate share of the expenses of the Fund.
Underlying Fund Risk.
The investments made by the Portfolio Funds will entail a high degree of risk and in most cases be highly illiquid and difficult to value. The Fund will not obtain or seek to obtain any control over the management of any portfolio company in which any Portfolio Fund may invest. The success of each investment made by a Portfolio Fund will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors. Volatile conditions in the capital markets may cause limitations on the ability of companies in which the Portfolio Funds will invest to obtain capital, or subject such companies to higher costs of capital for financing. This lack of available credit could impede upon the ability of such companies to complete investments and higher costs of capital could reduce the returns of the Fund or Portfolio Funds.
General Investment Risk.
There is no assurance that the investments held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to shareholders, or that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk. Fund performance may be volatile, and a shareholder could incur a total or substantial loss of its investment. There can be no assurance that projected or targeted returns for the Fund will be achieved.
Market Disruptions.
The Fund may incur major losses in the event of market disruptions and other extraordinary events in which historical pricing relationships (on which the Adviser bases a number of its trading positions) become materially distorted. The risk of loss from pricing distortions is compounded by the fact that in disrupted markets many positions become illiquid, making it difficult or impossible to close out positions against which the markets are moving. Market disruptions caused by unexpected political, military and terrorist events may from time to time cause dramatic losses for the Fund and such events can result in otherwise historically low-risk strategies performing with unprecedented volatility and risk.
Trade Negotiations and Related Government Actions.
In recent years, the U.S. government has indicated its intent to alter its approach to international trade policy and in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements and treaties with foreign countries, and has made proposals and taken actions related thereto. For example, the U.S. government has imposed, and may in the future further increase, tariffs on certain foreign goods, including from China, such as steel and aluminum. Some foreign governments, including China, have instituted retaliatory tariffs on certain U.S. goods. Most recently, the current U.S. presidential administration has imposed or sought to impose significant increases to tariffs on goods imported into the U.S., including from China, Canada and Mexico. There is uncertainty as to further actions that may be taken under the current U.S. presidential administration with respect to U.S. trade policy with the EU and other countries. Tariffs on imported goods could further increase costs, decrease margins, reduce the competitiveness of products and services offered by current and future portfolio companies and adversely affect the revenues and profitability of portfolio companies whose businesses rely on goods imported from such impacted jurisdictions.
Management Risk.
The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s ability to achieve its investment objective depends upon the Adviser’s skill in determining the Fund’s allocation of its assets and in selecting the best mix of investments. There is a risk that the Adviser’s evaluation and assumptions regarding asset classes or investments may be incorrect in view of actual market conditions. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because the Fund invests in Private Market Investments, which are highly specialized instruments that require investment techniques and risk analyses different from those associated with investing in public equities and bonds. The Fund’s allocation of its investments across Portfolio Funds,
Co-Investments
and other portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over

Annual Report | 27

Apollo S3 Private Markets Fund
Notes to Consolidated Financial Statements (continued)
March 31, 2026

time based on the Adviser’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.
Repurchase Offers Risk.
Although the Board may, in its sole discretion, cause the Fund to offer to repurchase outstanding Shares at their net asset value and the Adviser intends to recommend that, in normal market circumstances, the Fund conduct quarterly repurchase offers of no more than 5% of the Fund’s net assets, the Fund is not obligated to repurchase any Shares and may choose to conduct a quarterly repurchase offer of less than 5% of the Fund’s net assets or not conduct a quarterly repurchase offer in any quarter. If less than the full amount of Shares requested to be repurchased in any given repurchase offer are repurchased, funds will be allocated pro rata based on the total number of Shares being repurchased without regard to class. As a result, Shares should be considered as having only limited liquidity and at times may be illiquid. Shares are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end
registered investment companies. It is possible that the Fund may be unable to repurchase all of the Shares that a shareholder tenders due to the illiquidity of the Fund’s investments or if the shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. In addition, substantial requests for the Fund to repurchase Shares could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Shares.
There can be no assurance that the Fund will conduct repurchase offers in any particular period and shareholders may be unable to tender Shares for repurchase for an indefinite period of time.
Restrictions on Transfers.
Transfers of Shares may be made only by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the shareholder or with the prior written consent of the Adviser, which may be withheld in the Adviser’s sole discretion. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Adviser that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.
Non-Diversified
Status.
The Fund is classified as a
“non-diversified”
investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified
fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund. However, the Fund will be subject to the diversification requirements applicable to regulated investment companies under Subchapter M of the Code.
Valuation Risk.
The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.
A substantial portion of the Fund’s assets are expected to consist of Portfolio Funds and
Co-Investments
for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Such securities are valued by the Fund at fair value as determined pursuant to policies and procedures approved by the Board. In determining fair value, the Adviser is required to consider all appropriate factors relevant to value and all indicators of value available to the Fund. The determination of fair value necessarily involves judgment in evaluating this information in order to determine the price that the Fund might reasonably expect to receive for the security upon its current sale. The most relevant information may often be provided by the issuer of the securities. Given the nature, timeliness, amount and reliability of information provided by the issuer, fair valuations may become more difficult and uncertain as such information is unavailable or becomes outdated.
Derivatives Risk.
The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of

28 | Annual Report

Apollo S3 Private Markets Fund
Notes to Consolidated Financial Statements (continued)
March 31, 2026

risks, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, credit risk, leveraging risk, counterparty risk, tax risk, and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of mispricing, the risk of unfavorable or ambiguous documentation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives may increase or accelerate the amount of taxes payable by common shareholders.
The Fund relies on certain exemptions in Rule
18f-4
to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Under
Rule 18f-4,
“derivatives transactions” include the following : (1) any swap, security-based swap, futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; and (3) if the Fund relies on the exemption in Rule
18f-4(d)(1)(ii),
reverse repurchase agreements and similar financing transactions. The Fund will rely on a separate exemption in Rule
18f-4(e)
when entering into unfunded commitment agreements, which includes any commitment to make a loan to a company, including term loans, delayed draw term loans, and revolvers, or to invest equity in a company. To rely on the unfunded commitment agreements exemption, the Fund must reasonably believe, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due. The Fund will rely on the exemption in Rule
18f-4(f)
when purchasing when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and nonstandard settlement cycle securities, if certain conditions are met.
The Fund intends to operate as a “limited derivatives user” for purposes of the derivatives transactions exemption in Rule
18f-4.
To qualify as a limited derivatives user, the Fund’s “derivatives exposure” is limited to 10% of its net assets subject to exclusions for certain currency or interest rate hedging transactions (as calculated in accordance with
Rule 18f-4).
Unless the Fund qualifies as a “limited derivatives user” as defined in Rule 18f-4, the rule would, among other things, require the Fund to establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions.
Foreign Currency Risk.
Because the Fund may have exposure to securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.
11. INDEMNIFICATION
The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.
12. COMMITMENTS AND CONTINGENCIES
As of March 31, 2026, the Fund had unfunded commitments to private equity investments totaling $89,973,263. The Fund may commit to an investment that has yet to fund because the applicable deal has not closed. Additionally, the Adviser or its affiliates may commit to an investment that it intends to allocate to the Fund for which certain terms are not yet finalized at the time of the commitment and, as such, the Fund’s allocation may change prior to the date of

Annual Report | 29

Apollo S3 Private Markets Fund
Notes to Consolidated Financial Statements (continued)
March 31, 2026

funding. In this regard, the Fund may have to fund additional commitments in the future that it is currently not obligated to fund. Such investments are not included in the unfunded commitments amount above.
13. SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Fund through the date the consolidated financial statements were issued and determined that there were no subsequent events that would require disclosure in or adjustments to the consolidated financial statements.

30 | Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Apollo S3 Private Markets Fund
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying consolidated statement of assets and liabilities of Apollo S3 Private Markets Fund and subsidiaries (the “Fund”), including the consolidated schedule of investments, as of March 31, 2026, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets and financial highlights for the year ended March 31, 2026, and the period from October 11, 2024 through March 31, 2025, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, and the results of its operations and its cash flows for the year then ended, the changes in its net assets and the financial highlights for the year ended March 31, 2026, and period from October 11, 2024 through March 31, 2025, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of March 31, 2026, by correspondence with the custodian and counterparties; when replies were not received from the custodian or counterparties, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
New York, New York
May 26, 2026
We have served as the auditor of one or more Apollo Investment Companies since 2011.

Annual Report | 31

Apollo S3 Private Markets Fund
Dividend Reinvestment Plan
March 31, 2026 (unaudited)

The Fund will operate under a dividend reinvestment plan (“DRIP”) administered by SS&C GIDS, Inc. (the “Plan Agent”). Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund. The Fund expects to coordinate distribution payment dates so that the same NAV that is used for the monthly closing date immediately preceding such distribution payment date will be used to calculate the purchase NAV for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Fund’s Shares acquired by subscription to the Fund.
Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the DRIP on behalf of such participating shareholder. A shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to the Plan Agent. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the Plan Agent 30 days prior to the record date of the distribution, or the shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to shareholders are automatically reinvested in full and fractional Shares as described below.
When the Fund declares a distribution, the Plan Agent, on the shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s NAV per share for the relevant class of Shares.
The Plan Agent will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Plan Agent will hold Shares in the account of the shareholders in non-certificated
form in the name of the participant, and each shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP. The Plan Agent will distribute all proxy solicitation materials, if any, to participating shareholders.
In the case of shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, the Plan Agent will administer the DRIP on the basis of the number of Shares certified from time to time by the record shareholder as representing the total amount of Shares registered in the shareholder’s name and held for the account of beneficial owners participating under the DRIP.
Neither the Plan Agent nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. The Fund may elect to make non-cash
distributions to shareholders. Such distributions are not subject to the DRIP, and all shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional shares of the Fund.
The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.
All correspondence concerning the DRIP should be directed to Apollo S3 Private Markets Fund c/o SS&C GIDS Inc., 430 W. 7th St., Kansas City, MO 64105-1407 (direct overnight mail). Certain transactions can be performed by calling the toll-free number
1-888-926-2688.

32 | Annual Report

Apollo S3 Private Markets Fund
Additional Information
March 31, 2026 (unaudited)

Quarterly Portfolio Holdings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s N-PORT reports are available on the SEC’s website at http://www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting Policies and Voting Record
A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 888-926-2688, or on the Securities and Exchange Commission’s (“SEC”) website at https://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the period from October 11, 2024 (commencement of operations) through June 30, 2025 is available without charge upon request by calling toll-free 888-926-2688, on the Fund’s website at www.apollo.com/aspm, or on the SEC’s website at https://www.sec.gov.

Annual Report | 33

Apollo S3 Private Markets Fund
Trustees and Officers
March 31, 2026 (unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death, or otherwise as specified in the Fund’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at
888-926-2688.
Independent Trustees

Name and Year of Birth	Position/Term of Office*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Meredith Coffey (1968)	Trustee since inception	Head of Research and Co-Head of Public Policy, Loan & Syndications Trading Association, 2008-2023.	5	Trustee, Apollo Origination II (Levered) Capital Trust and Apollo Origination II (UL) Capital Trust, 2025-present; Trustee, Apollo Diversified Credit Fund, 2022-present; Trustee, Apollo Debt Solutions BDC, 2021-present; Director, Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc., 2023-2024.

Christine Gallagher (1985)	Trustee since inception	Customer Experience Social Impact & Strategic Initiatives Manager, Leidos QTC Health Services, 2024-present; Founder and President, Military Quality of Life Consulting, LLC, 2015-present; Chief of Staff of Military & Veterans Health Solutions and Community Engagement Manager of Military and Family Life Counseling Program, Leidos, 2021-2023.	4	Trustee, Apollo Diversified Real Estate Fund, 2025-present; Trustee, Apollo Diversified Credit Fund, 2022-present; Trustee, Apollo Debt Solutions BDC, 2021-present.

Michael Porter (1983)	Trustee since inception	Vice President, Corporate Development and Strategy, Netflix, 2014-2025.	4	Trustee, Apollo Diversified Real Estate Fund, 2025-present; Trustee, Apollo Diversified Credit Fund, 2022-present; Trustee, Apollo Debt Solutions BDC, 2021-present; Ednovate Charter School, 2020-present.

Carl J. Rickertsen (1960)	Trustee since inception	Managing Partner, Pine Creek Partners, 2015-present.	5	Trustee, Apollo Origination II (Levered) Capital Trust and Apollo Origination II (UL) Capital Trust, 2025-present; Director, Magnera Corporation, 2024-present; Trustee, Apollo Diversified Credit Fund, 2022-present; Director, Hut 8 Corp., 2022-present; Trustee, Apollo Debt Solutions BDC, 2021-present; Director, Strategy Inc., 2002-present; Director, Berry Global Inc., 2013-2024; Director, Apollo Tactical Income Fund Inc., 2013-2023; Director, Apollo Senior Floating Rate Fund Inc., 2011-2023.

Sheryl Schwartz (1963)	Trustee since 2026***	Professor, Fordham University, 2020-present; Chief Investment Officer, Alti Financial, 2020-2025.	3	Trustee, Apollo Debt Solutions BDC and Apollo Diversified Credit Fund, 2025-present; Director, GAIA Reit, 2023-present; Director, Cartesian Growth II, 2021-present.

34 | Annual Report

Apollo S3 Private Markets Fund
Trustees and Officers (continued)
March 31, 2026 (unaudited)

Interested Trustee and Officers

Name and Year of Birth	Position/Term of Office*	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During Last Five Years
Steve Lessar (1972)	President, Trustee and Chief Executive Officer since inception	Partner and
Co-Head
of Sponsor and Secondary Solutions (S3) at Apollo Global Management, Inc., 2022-present; Managing Director and
Co-Head
		of Secondaries and Liquidity Solutions (SLS) at BlackRock Alternatives, 2018-2022.	N/A	N/A

Michael Rucker (1983)	Chief Financial Officer and Treasurer since December 2024	Managing Director and Controller of Sponsor and Secondary Solutions (S3) and Hybrid Value at Apollo Global Management, Inc., 2011-present.	N/A	N/A

Kristin Hester (1980)	Chief Legal Officer and Secretary since inception	Managing Director, General Counsel-Global Wealth Legal, Apollo Global Management, Inc., 2015-present; Chief Legal Officer and Secretary, Apollo Origination II (Levered) Capital Trust and Apollo Origination II (UL) Capital Trust, 2025-present; Chief Legal Officer, Secretary and Vice President, MidCap Apollo Institutional Private Lending, 2024-present; Chief Legal Officer and Secretary, Apollo Diversified Real Estate Fund, 2024-present; Chief Legal Officer and Secretary, Apollo S3 Private Markets Fund, 2023-present; Chief Legal Officer, MidCap Financial Investment Corporation, Apollo Debt Solutions BDC, and Redding Ridge Asset Management LLC, 2022-present; Chief Legal Officer and Secretary, Apollo Diversified Credit Fund, 2022-present; Chief Legal Officer, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc., 2022-2024.	N/A	N/A

Ryan Del Giudice (1990)	Chief Compliance Officer since inception	Principal, Apollo Global Management, Inc., 2022-present; Chief Compliance Officer, Apollo Origination II (Levered) Capital Trust and Apollo Origination II (UL) Capital Trust, 2025-present; Chief Compliance Officer, MidCap Apollo Institutional Private Lending, 2024-present; Chief Compliance Officer, MidCap Financial Investment Corporation, Apollo Debt Solutions BDC and Apollo S3 Private Markets Fund, 2023-present; Chief Compliance Officer, Apollo Diversified Real Estate Fund, 2022-present; Chief Compliance Officer, Apollo Diversified Credit Fund, 2018-present; Chief Compliance Officer, Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc., 2023-2024; Chief Compliance Officer, Griffin Capital Asset Management Company, LLC, 2017-2022.	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely.
**
“Fund Complex” comprises registered investment companies for which the Adviser or an affiliate of the Adviser serves as investment adviser. The Fund Complex is currently comprised of: the Fund, Apollo Debt Solutions BDC, Apollo Diversified Credit Fund, Apollo Diversified Real Estate Fund, Apollo Origination II (Levered) Capital Trust, Apollo Origination II (UL) Capital Trust, MidCap Apollo Institutional Private Lending and MidCap Financial Investment Corporation.

***	Ms. Schwartz was elected as a Trustee of the Fund effective February 12, 2026.

Annual Report | 35

Apollo S3 Private Markets Fund
Service Providers
March 31, 2026 (unaudited)

Investment Adviser
Apollo S3 RIC Management, L.P.
9 West 57th Street, New York, NY 10019
Administrator
State Street Bank and Trust Company
100 Summer Street, Floor 5, Boston, MA 02110
Custodian
State Street Bank and Trust Company
100 Summer Street, Floor 5, Boston, MA 02110
Distributor
Apollo Global Securities, LLC
9 West 57th Street, New York, New York 10019
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
30 Rockefeller Plaza, New York, NY 10112
Legal Counsel
Simpson Thacher & Bartlett LLP
900 G Street, NW, Washington, D.C. 20001
Transfer Agent and DRIP Administrator
SS&C GIDS, Inc.
330 W 9th Street, Kansas City, MO 64105

36 | Annual Report

Apollo Global Management, Inc.
Privacy Notice
March 31, 2026 (unaudited)

Dear Client or Investor:
Apollo Global Management, Inc. (“Apollo”) and its subsidiaries
1
(together “us,” “we,” or “Apollo”) take precautions to maintain the privacy of personal information concerning Apollo’s current and prospective investors who are individuals/natural persons. These precautions include the adoption of certain procedures designed to maintain and secure such investors’ nonpublic personal information from inappropriate disclosure to third parties. U.S. federal regulations require Apollo to inform investors of its privacy policy regarding what kinds of information it collects and the circumstances in which that information may be disclosed to third parties. Please see the Appendix to this Notice for additional information about our privacy practices regarding the European Union, United Kingdom, Cayman Islands, California, and other jurisdictions that may grant natural persons certain privacy rights.
We collect nonpublic personal information about investors from the following sources:

•
information Apollo receives from an investor in its subscription documentation, other forms or agreements, and correspondence (written, telephonic, or electronic), including identifiers, such as an investor’s name, address, social security number, and commercial information such as assets, income, and amounts or types of such investor’s investments;

•
commercial information about an investor’s transactions with Apollo, its affiliates, and nonaffiliated third parties, such as an investor’s capital account balance, other account data, and participation in other investments; and

•	commercial information Apollo may receive from a consumer reporting agency, such as an investor’s credit history.
We do not disclose any nonpublic personal information about prospective, current, or former investors to anyone, except as requested or authorized by an investor or to certain affiliates and service providers as permitted or as otherwise required by law or regulation. We do not sell your nonpublic personal information. We may use nonpublic personal information that you provide to market services to you in the future, including through our use of third-party website cookies and similar technologies.
Except as described below or as otherwise required by law or regulation, we do not disclose to affiliates or to nonaffiliates any nonpublic personal information about you. We do disclose information to affiliates and nonaffiliated third parties for our everyday business purposes, such as to process your transactions, to maintain your investments in funds managed by Apollo, and to respond to court orders and legal investigations, or as permitted by law. We also provide such information to our affiliates, attorneys, banks, auditors, securities brokers, and service providers as may be necessary to facilitate the acceptance and management of your investments in funds managed by Apollo and to enable them to perform services on our behalf. We may also provide your name, address, telephone number, social security number, or financial condition information to affiliates or nonaffiliated third parties, such as broker-dealers, engaged in marketing activities on our behalf, such as the solicitation of your investment in future funds managed by Apollo. We will require such third-party service providers and financial institutions to protect the confidentiality of the investors’ nonpublic personal information and to use the information only for purposes for which it is disclosed to them. We maintain physical, electronic, and procedural safeguards that comply with U.S. federal standards to safeguard investors’ nonpublic personal information.
We will adhere to the policies and practices described in this Privacy Notice regardless of whether the investor is a prospective, current or former investor.
If you have any questions concerning this Privacy Notice, please contact
privacy@apollo.com
.

1	Subsidiaries of Apollo also include entities that conduct their business under names that do not include the “Apollo” name.

Annual Report | 37

Apollo Global Management, Inc.
Privacy Notice (continued)
March 31, 2026 (unaudited)

Appendix: European Union, United Kingdom, Cayman Islands, California, and Other Jurisdictional Privacy Notice
This Appendix, along with the Privacy Notice above, describes how Apollo,
2
as a data controller, collects and processes Personal Information (as defined below) about natural persons residing in the European Union (“EU”), the United Kingdom (“UK”), and other jurisdictions that may grant natural persons certain privacy rights,
3
as well as in relation to an Apollo entity that is established in the European Union or United Kingdom or an entity that is established in the Cayman Islands. This notice also provides such persons with information about the rights they may have in relation to Personal Information (as defined below). If you are a California Resident (as defined below), please review the below section
Additional Information for California Residents
for additional disclosures, our
Notice at Collection
, and a description of your rights under the California Consumer Privacy Act (with any implementing regulations, as amended by the California Privacy Rights Act (“CPRA”) and as may be amended from time to time, “CCPA”).
If we materially change our privacy practices regarding Personal Information (as defined below), we will notify relevant individuals. For purposes of this Appendix, “investors” includes directors, officers, employees, owners, limited partners, agents, consultants, representatives, and beneficiaries of investors that are not natural persons.
Collection of Information
Depending on how you interact with us, we may collect nonpublic personal information as described elsewhere in the Privacy Notice and other Personal Information about you. “Personal Information” for purposes of this Notice means any information that can help us directly or indirectly identify you, and as otherwise defined under applicable law.
We may collect certain categories of Personal Information from investors, including:

•
identifiers and similar information
such as name, address, date and place of birth,
e-mail
address, telephone number, social security number or other unique identifier number, tax identification number, driver’s license number, passport and other national identity details, internet protocol (“IP”) address, username, password, online identifiers or other similar identifiers;

•
financial information,
including certain information protected under federal or state laws, like income, assets and investments, payments, creditworthiness, loans, bank account details, wire instructions or a signature, bank account, or other financial information;

•	personal details, including characteristics of protected classifications under certain federal or state laws, such as gender, national origin, or marital status;

•
commercial information
, including records of products or services purchased, obtained, or considered, or other purchasing histories or tendencies, including funds invested, investments considered, or sources of funds or wealth;

•
certain information that may qualify as “special category” data under applicable data protection laws
, such as Personal Information revealing racial or ethnic origin, political opinions, religious or philosophical beliefs, trade union membership, data concerning health, or a natural person’s sex life or sexual orientation;

•	education information , including information that is not publicly available, personally identifiable information as defined in the Family Educational Rights and Privacy Act;

2
As defined in the Apollo Privacy Notice, “Apollo” refers to Apollo Global Management, Inc. and its subsidiaries. Subsidiaries of Apollo also include entities that conduct their business under names that do not include the “Apollo” name.

3
Individuals in Andorra, Argentina, Australia, California, Canada, Faroe Islands, Guernsey, Hong Kong, Israel, Isle of Man, Japan, Jersey, Mexico, New Zealand, Singapore, South Korea, Switzerland, Uruguay, and certain other jurisdictions may have certain data subject rights. These rights vary, but they may include the right to (i) request access to and rectification or erasure of their personal information, (ii) restrict or object to the processing of their personal information, and (iii) obtain a copy of their personal information in a portable format. Individuals may also have the right to lodge a complaint about the processing of personal information with a data protection authority.

38 | Annual Report

Apollo Global Management, Inc.
Privacy Notice (continued)
March 31, 2026 (unaudited)

•	internet or other electronic network activity information , including interactions with our website or use of certain online tools;

•	audio (e.g., voicemail), electronic, visual or similar information ;

•	professional or employment-related information , including occupation, compensation, salary, benefits, grants, insurance details, pension information, employer, and title;

•	inferences drawn from any of the information identified above to create a profile reflecting your preferences or similar information, including your potential interest in investing in new funds; and

•
certain information that may qualify as “sensitive personal information” under the CCPA
, such as your social security number, passport number, driver’s license, or state identification card; your account log-in,
financial account and debit or credit card number in combination with any required security credentials allowing access to such account; and your racial or ethnic origin.

How We Collect Information
Investors may provide us with Personal Information in connection with their investments in Apollo funds, which may include address, social security number, wire transfer instructions, and the amount of assets or income. This information is required before investors can be accepted into an Apollo fund, and not providing it may mean that we are not able to accept an investment. As described in the Privacy Notice, investors provide us with information directly and/or through intermediates in subscription documentation and may continue to provide information through ongoing communications or interactions with us on an applicable website or by mail,
e-mail,
or telephone.
We also collect Personal Information from different sources such as consultants, fund administrators, identity verification services, and credit reference agencies, sources designed to detect and prevent fraud, and those sources described in the Privacy Notice.
We may also collect Personal Information through publicly available sources such as public websites or other publicly accessible directories and sources, including bankruptcy registers, tax authorities, governmental agencies and departments, sanctions screening databases, and regulatory authorities.
Why We Collect Information
As permitted by applicable laws, we use Personal Information primarily to communicate with investors.
We may use Personal Information for the following business or commercial purposes, and the lawful bases for our processing include the following:

•	comply with our obligations to investors under contract or related pre-contractual steps;

•
support our business development and marketing initiatives. We do this to meet our business interests in expanding our business. We only send direct electronic marketing messages where recipients have agreed to this or as otherwise permitted by applicable law. Individuals can opt out of receiving such messages at any time by using the opt-out
mechanisms that may be available in those messages or by contacting us via the channels provided below;

•
where it is necessary for our legitimate interests (or those of a third party) and your interests and fundamental rights do not override those interests. This processing benefits investors by supporting our provision of services;

•	protect our rights, establish, exercise or defend legal claims and in order to protect and enforce our (or another person’s) rights, property, or safety, or to assist others to do the same;

Annual Report | 39

Apollo Global Management, Inc.
Privacy Notice (continued)
March 31, 2026 (unaudited)

•
maintain security and prevent or detect crime and fraud. In many cases we are required to do this by applicable laws, but we will otherwise do so to meet our interests in maintaining security and preventing crime, which is also in the interest of our investors;

•	compliance with applicable laws and regulations, including to meet our legitimate interests or those of a third party;

•
detect security incidents and protecting against malicious, deceptive, fraudulent, or illegal activity, including preventing fraud and conducting “Know Your Client,” anti-money laundering, terrorist financing, and conflict checks;

•	internal operations, including troubleshooting, data analysis, testing, research, and statistical and survey purposes;

•
audit compliance with Apollo’s corporate policies and contractual obligations. This is necessary to meet our legal and regulatory obligations, for example to financial services regulators, and if not strictly necessary to meet these obligations, to allow us to meet our interests in running our business to our high corporate standards, which is beneficial to investors as these help protect investments and information; and

•	with your consent, as required under applicable law.
We may be legally obliged to process certain Personal Information in order to be able to perform services and business operations or to comply with contractual requirements. If you choose not to provide us with the necessary Personal Information or to restrict us from processing Personal Information, we may not be able to meet our obligations or deliver the products or services requested. This may lead to cancellation of contracts; if this is the case, we will endeavor to contact you to discuss this.
How We Disclose Information
We disclose information for the purposes described above in the Privacy Notice and on the grounds described above in this Appendix. We may also disclose Personal Information as required to pursue available remedies or limit damages we may sustain, to enforce our rights, protect our property or protect the rights, property or safety of others, to prevent fraud, unauthorized transactions or liability; or as needed to support external auditing, compliance and corporate governance functions.
We may also share information about you to the extent reasonably necessary to proceed with the consideration, negotiation, or completion of a merger, reorganization, or acquisition of our business, or a sale, liquidation, or transfer of some or all of our assets.
Security Measures
We maintain reasonable physical, electronic, and procedural safeguards appropriate to the nature of the information to store and secure Personal Information from unauthorized access, alteration, and destruction. Our control policies, for example, generally authorize access to investor information only by individuals who need such access to do their work. Given the nature of information security, there is no guarantee that such safeguards will always be successful.
Transfers of Information
Our activities and the jurisdictions in which we are established are such that it may be necessary for Personal Information that we collect to be transferred, as permitted by applicable laws, to the United States and other countries where we or our service providers have facilities. When we transfer Personal Information to a country that is not regarded as ensuring an adequate level of protection for Personal Information under European Union, United Kingdom, the Cayman Islands, or other applicable laws, we will seek to ensure a similar degree of protection is afforded to Personal Information by ensuring that, where possible, we put in place appropriate safeguards (such as standard contractual clauses approved by the European Commission or other relevant authority) or otherwise transfer Personal

40 | Annual Report

Apollo Global Management, Inc.
Privacy Notice (continued)
March 31, 2026 (unaudited)

Information in accordance with applicable laws, such as where the transfer is necessary for the performance of a contract between you and us or between us and a third party in your interest, where the transfer is necessary to establish, exercise or defend legal claims, or where the transfer is made for important reasons of public interest. For more information on specific mechanisms we rely on for transferring Personal Information, please contact us at the details provided in the
Contact
section below.
How Long We Keep Information
We retain Personal Information for as long as we have a relationship with the individuals to whom the information relates and for a period after our relationship has ended. When deciding how long to keep Personal Information after our relationship has ended, we take into account how long we need to retain the information to fulfill the purposes described above and to comply with our legal regulatory obligations, including obligations of our regulators. We may also retain Personal Information to investigate or defend against potential legal claims in accordance with the limitation periods of countries where legal action may be brought.
Individual Rights and Choices
Subject to certain local laws, individuals may have certain additional rights regarding their Personal Information. In particular, individuals may have the right to object to our uses of their Personal Information. Individuals who would like to discuss or exercise such rights can contact us at the details provided in the
Contact
section below. These additional rights may include the rights to (i) access Personal Information; (ii) rectify the Personal Information we hold; (iii) erase Personal Information; (iv) restrict our use of Personal Information; (v) object to the processing of your Personal Information in certain circumstances, including where we process Personal Information for direct marketing purposes or where we have processed such data on the basis of our legitimate interests; (vi) withdraw your consent to the processing of your Personal Information (where applicable); (vii) receive Personal Information in a usable electronic format and transmit it to a third party (also known as the right of data portability); and (vi) lodge a complaint with a data protection authority in the United Kingdom or the European Economic Area (“EEA”) Member State in which you live, work or where the infringement occurred or in respect of an entity organized under the laws of the Cayman Islands, as overseen by the Ombudsman in the Cayman Islands. If you are a California Resident, please review
Additional Information for California Residents
below for a description of your California-specific rights regarding your Personal Information.
Additional Information for California Residents
The CCPA imposes certain obligations on us and grants certain rights to California residents (“California Resident,” “you,” or “your”) with regard to “personal information” (as defined under the CCPA). If you are a California Resident, please review the following information about your potential rights with regard to your Personal Information under the CCPA. The rights described herein are subject to exemptions and other limitations under applicable law, and the CCPA does not apply to certain information like Personal Information collected, processed, sold, or disclosed pursuant to the federal Gramm-Leach-Bliley Act and its implementing regulations (“GLBA”).
Terms used herein have the meaning ascribed to them in the CCPA. For purposes of the CCPA, we are a “business.”
Notice at Collection and Use of Personal Information
Information We Collect
Depending on how you interact with us, we may collect the categories of Personal Information listed above in
Collection of Information.
How We Use Collected Information
We may use Personal Information from you for the purposes described above in the section
Why
We Collect Information
.
Sale or Sharing of Personal Information
We do not “sell” your Personal Information under the CCPA, meaning we do not rent, release, disclose, transfer, make available, or otherwise communicate personal information to another business or third party for monetary or other

Annual Report | 41

Apollo Global Management, Inc.
Privacy Notice (continued)
March 31, 2026 (unaudited)

valuable consideration. We also do not “share” your Personal Information, as defined under the CCPA to mean sharing, renting, releasing, disclosing, disseminating, making available, transferring, or otherwise communicating orally, in writing, or by electronic or other means, personal information to a third party for cross-context behavioral advertising, whether or not for monetary or other valuable consideration.
How Long We Keep Information
We retain your Personal Information as described above in the section
How Long We Keep
Information
.
For more information about our privacy practices, please review our entire Privacy Policy and accompanying Appendix.
Our Collection, Use, and Disclosure of Personal Information and Sensitive Personal Information
What Information We Have Collected, the Sources from Which We Collected It, and Our Purpose for Collecting the Information
In the preceding 12 months, depending on how you interact with us, we may have collected the categories of Personal Information listed above in
Collection of Information
. We may collect Personal Information from all or some of the categories of sources listed in the section
How We Collect Information
. We may collect all or a few of these categories of Personal Information for the business or commercial purposes identified in the section
Why We Collect Information
.

42 | Annual Report

Apollo Global Management, Inc.
Privacy Notice (continued)
March 31, 2026 (unaudited)

Our Disclosure of Personal Information
We do not sell or share your Personal Information as defined under the CCPA. We do not knowingly sell or share the Personal Information of California Residents under 16 years old. In the preceding 12 months, we may have disclosed for a business purpose some of the categories of Personal Information to the categories of third parties, as describe in the below chart:

Category of Personal Information	Category of Third Party	Business or Commercial Purpose for Disclosure
Identifiers Additional information subject to Cal. Civ. Code § 1798.80(e)
•
Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.
•
Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.
•
Professional services organizations, such as auditors.
•
Affiliated entities.

•
Performing services.
•
Auditing related to consumer interactions and transactions.
•
Short-term, transient use.
•
Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.
•
Debugging and repainting errors impairing functionality (such as on our portals or website).
•
Internal research for technological development and demonstration.
•
Activities to verify, maintain, or improve the quality of our services.
•
Business development and marketing initiatives.
•
To comply with applicable laws and regulations.

Characteristics of protected classifications under certain federal or state laws
•
Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.
•
Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.
•
Professional services organizations, such as auditors.
•
Affiliated entities.

•
Performing services.
•
Auditing related to consumer interactions and transactions.
•
Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.
•
To comply with applicable laws and regulations.

Commercial information
•
Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.
•
Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.
•
Professional services organizations, such as auditors.
•
Affiliated entities.

•
Performing services.
•
Auditing related to consumer interactions and transactions.
•
Short-term, transient use.
•
Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.
•
Debugging and repainting errors impairing functionality (such as on our portals or website).
•
Internal research for technological development and demonstration.
•
Activities to verify, maintain, or improve the quality of our services.
•
Business development and marketing initiatives.
•
To comply with applicable laws and regulations.

Annual Report | 43

Apollo Global Management, Inc.
Privacy Notice (continued)
March 31, 2026 (unaudited)

Category of Personal Information	Category of Third Party	Business or Commercial Purpose for Disclosure
Education information, including information that is not publicly available, personally identifiable information as defined in the Family Educational Rights and Privacy Act
•
Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.
•
Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.
•
Professional services organizations, such as auditors.
•
Affiliated entities

•
Performing services
•
Auditing related to consumer interactions and transactions.
•
Short-term, transient use.
•
Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.
•
To comply with applicable laws and regulations.

Internet or electronic network activity information
•
Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.
•
Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.
•
Professional services organizations, such as auditors.
•
Affiliated entities.

•
Performing services.
•
Auditing related to consumer interactions and transactions.
•
Short-term, transient use.
•
Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.
•
Debugging and repainting errors impairing functionality (such as on our portals or website).
•
Internal research for technological development and demonstration.
•
Activities to verify, maintain, or improve the quality of our services.
•
Business development and marketing initiatives.
•
To comply with applicable laws and regulations.

Audio, electronic, visual, or similar information
•
Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.
•
Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.
•
Professional services organizations, such as auditors.
•
Affiliated entities.

•
Performing services.
•
Auditing related to consumer interactions and transactions.
•
Short-term, transient use.
•
Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.
•
Business development and marketing initiatives.
•
To comply with applicable laws and regulations.

Professional or employment- related Information
•
Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.
•
Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.
•
Professional services organizations, such as auditors.
•
Affiliated entities.

•
Performing services.
•
Auditing related to consumer interactions and transactions.
•
Short-term, transient use.
•
Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.
•
Business development and marketing initiatives.
•
To comply with applicable laws and regulations.

44 | Annual Report

Apollo Global Management, Inc.
Privacy Notice (continued)
March 31, 2026 (unaudited)

Category of Personal Information	Category of Third Party	Business or Commercial Purpose for Disclosure
Inferences drawn from any of the information identified above
•
Counterparties and intermediaries (e.g., broker-dealers) in connection with investments and transactions or for operational purposes.
•
Third parties as needed to complete a transaction, including financial institutions or advisors, entities that assist with fraud prevention, or custodians or lenders to or creditors of a fund.
•
Professional services organizations, such as auditors.
•
Affiliated entities.

•
Performing services.
•
Auditing related to consumer interactions and transactions.
•
Short-term, transient use.
•
Detecting security incidents, protecting against malicious, deceptive, fraudulent, or illegal activity, and prosecuting those responsible for that activity.
•
Internal research for technological development and demonstration.
•
Business development and marketing initiatives.
•
To comply with applicable laws and regulations.

In addition, we may disclose, and in the preceding 12 months may have disclosed, all of the categories of Personal Information identified in
Collection of Information
above to the following categories of third parties: (i) judicial courts, regulators, or other government agents purporting to have jurisdiction over us, our subsidiaries or our affiliates, or opposing counsel and parties to litigation; and (ii) other third parties as may otherwise be permitted by law. We may disclose the categories of Personal Information identified in
Collection of Information
above for the business or commercial purposes identified above in
Why We Collect Information
. Additionally, we may disclose your Personal Information to third parties upon your request, at your direction, or with your consent.
We may also disclose or make available your Personal Information to our service providers such as our administrator, other entities that have agreed to limitations on the use of your Personal Information, or entities that fit within other exemptions or exceptions in, or as otherwise permitted by, the CCPA.
Use and Disclosure of Sensitive Personal Information
As noted in
Collection of Information
, under the CCPA, certain Personal Information we collect and process may be considered “sensitive personal information.” The CCPA requires that we provide you with a right to limit our use or disclosure of such sensitive personal information in certain circumstances. Currently, we are not using or disclosing your sensitive personal information for purposes that would require that we provide you with a right to limit.
California Residents’ Rights under the CCPA
If your Personal Information is subject to the CCPA, you may have certain rights concerning that information, subject to applicable exemptions and limitations, including the right to (i) be informed, at or before the point of collection, of the categories of Personal Information to be collected, and the purposes for which the categories of Personal Information shall be used; (ii) not be discriminated against because you exercise any of your rights under the CCPA; (iii) request that we delete any Personal Information about you that we collected or maintained, subject to certain exceptions (“Request to Delete”); (iv)
opt-out
of the “sale” (as that term is defined in the CCPA) of your Personal Information if a business sells your Personal Information (we do not); (v)
opt-out
of the “sharing” (as that term is defined in the CCPA) of your Personal Information if a business shares your Personal Information with third parties (we do not); (vi) limit the use and disclosure of sensitive personal information where required by the CCPA (“Right to Limit”) (please note that we are not using your sensitive personal information for purposes that would require that we provide you with a Right to Limit); (vii) correct inaccurate Personal Information (“Request to Correct”); and (viii) request that we disclose to you the Personal Information we have collected, used, and disclosed about you during the past 12 months (“Request to Know”).

Annual Report | 45

Apollo Global Management, Inc.
Privacy Notice (continued)
March 31, 2026 (unaudited)

The CCPA does not restrict our ability to do certain things like comply with other laws or comply with regulatory investigations. In addition, the CCPA does not apply to certain information like Personal Information collected, processed, sold or disclosed pursuant to the GLBA. We also reserve the right to retain, and not to delete, certain Personal Information after receipt of a Request to Delete from you where permitted by the CCPA or another law or regulation.
How to Submit a Request under the CCPA
You may submit a Request to Know, Request to Correct, or Request to Delete (“Consumer Rights Request”), as described above, through the following toll-free telephone number:
833-271-8296,
or
e-mail
us at
privacy@apollo.com
.
We are only required to respond to verifiable Consumer Rights Requests made by you or your legally authorized agent. When you submit a Consumer Rights Request, we may ask that you provide clarifying or identifying information to verify your request. Such information may include, at a minimum, depending on the sensitivity of the information you are requesting and the type of request you are making, your name and email address. Any information gathered as part of the verification process will be used for verification purposes only.
You are permitted to designate an authorized agent to submit a Consumer Rights Request on your behalf and have that authorized agent submit the request through the aforementioned methods. In order to be able to act, authorized agents have to submit proof that they are authorized to act on your behalf or have a power of attorney. We may also require that you directly verify your own identity with us and directly confirm with us that you provided the authorized agent permission to submit the request.
Contact
This Privacy Notice and Appendix are available in alternative formats upon request. Please contact privacy@apollo.com with any questions about this notice or our data privacy and data protection practices or to request this Privacy Notice in an alternative format. The Apollo point of contact for Apollo entities established outside the European Union and United Kingdom is: Apollo Management International LLP, 25 St. George Street, London W1S 1FS, United Kingdom.
The Privacy Notice was last updated on October 27, 2025, and supersedes any previously distributed Privacy Notice. From time to time, we may update this Privacy Notice. To the extent there are material changes with respect to our disclosure practices, we will issue an updated Privacy Notice that is reflective of such practices.

46 | Annual Report

Apollo Global Management, Inc. 9 West 57th Street New York, NY 10019	212.515.3200 https://apollo.com/aspm

Not a deposit	May lose value	No bank guarantee
This material must be accompanied or preceded by a prospectus.

Apollo Global Securities, LLC (“AGS”) and Griffin Capital Securities, LLC (“GCS”), Members of FINRA and SIPC, are subsidiaries of Apollo Global Management, Inc. AGS conducts Apollo’s capital markets business and certain of its fund marketing and distribution and GCS is a wholesale marketing agent for Apollo sponsored products.

© 2025 Apollo Global Management, Inc. All rights reserved.

Not insured by the FDIC, NCUA or any other government agency

(b) Not applicable.

Item 2.	Code of Ethics.

(a)

As of the end of the period covered by this Report, the Fund has adopted a code of ethics that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions on behalf of the Fund, regardless of whether these individuals are employed by the Fund or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this Report, there were no amendments to the Fund’s Code of Ethics.

(d)	During the period covered by this Report, the Fund had not granted any express or implicit waivers from the Code of Ethics.

(e)	Not applicable.

(f)	The Code of Ethics is attached hereto as Exhibit 19(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Trustees (the “Board”) of the Fund has determined that the Fund has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”).

(a)(2)

The Board has designated Carl J. Rickertsen and Sheryl Schwartz as the Fund’s audit committee financial experts. The Board has determined that Mr. Rickertsen and Ms. Schwartz are “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4.  Principal Accountant Fees and Services.

(a)

Audit Fees. For the period October 11, 2024 (commencement of operations) through March 31, 2025 and for the fiscal year ended March 31, 2026, the aggregate fees billed to the Fund for professional services rendered by Deloitte & Touche LLP (“D&T”), the Fund’s independent registered public accounting firm, for the audit of the Fund’s annual financial statements and services that are normally provided by D&T in connection with statutory and regulatory filings or engagements were $100,000 and $140,000, respectively.

(b)

Audit-Related Fees. The aggregate fees billed to the Fund for the period October 11, 2024 (commencement of operations) through March 31, 2025, and for the fiscal year ended March 31, 2026 for assurance and related services by D&T that were reasonably related to the performance of the audit of the Fund’s financial statements and not reported in Item 4(a) above were $0 and $0, respectively.

(c)	Tax Fees. The aggregate fees billed to the Fund for the period October 11, 2024 (commencement of operations) through March 31, 2025, and for the fiscal year ended March 31, 2026, for professional services rendered by D&T for tax compliance, tax advice and tax planning were $3,000 and $27,291, respectively. Tax fees for the period October 11, 2024 (commencement of operations) through March 31, 2025 and for the fiscal year ended March 31, 2026, represent fees billed for tax compliance services provided in connection with the review of the Fund’s tax returns.

(d)

All Other Fees. For the period October 11, 2024 (commencement of operations) through March 31, 2025 and for the fiscal year ended March 31, 2026, the aggregate fees billed by D&T to the Fund for all services other than services reported under audit fees, audit-related Fees, and tax fees were $0 and $0, respectively.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. The Audit Committee’s pre-approval policies and procedures require that all services to be performed by the Fund’s principal accountant must be pre-approved by the Fund’s audit committee.

(e)(2)

No services described in paragraphs (b) through (d) of Item 4 of this report were approved or required to be approved by the Fund’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by D&T for services rendered to the Fund, the Adviser and any Affiliated Service Providers for the period October 11, 2024 (commencement of operations) through March 31, 2025, and for the fiscal year ended March 31, 2026, were $3,000 and $27,291, respectively.

(h)

The Fund’s principal accountant notified the Audit Committee of all non-audit services that were rendered by the principal accountant to the Adviser and any entity controlling, controlled by, or under common control with the Adviser, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Audit Committee to consider whether such services were compatible with maintaining the principal accountant’s independence. No such services were provided for the period October 11, 2024 (commencement of operations) through March 31, 2025 and for the fiscal year ended March 31, 2026.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The consolidated schedule of investments is included as part of the Report filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.  Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.  Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.  Statement Regarding Basis for Approval of Investment Advisory Contract.

A statement regarding the basis for approval of the Fund’s investment advisory contract is included as part of the Report filed under Item 1(a) of this Form N-CSR.

Item 12.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached to this Form N-CSR as Exhibit 19(a)(6) is a copy of the proxy voting policies and procedures of the Adviser.

Item 13.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Information regarding the portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio as of the date hereof is set forth below. The information provided below is current as of the date of this filing.

Steve Lessar, Portfolio Manager, is Partner and Co-Head of Apollo’s Sponsor & Secondary Solutions (S3) business and is a member of the S3 Investment Committees. Prior to Apollo, Steve was a Managing Director and Co-Head of Secondaries and Liquidity Solutions (SLS) at BlackRock Alternatives, where he co-founded the SLS business dedicated to private markets secondaries. Prior to BlackRock, Steve was a Managing Director and Co-Head of Secondaries in the Alternative Investments & Manager Selection (AIMS) Group at Goldman Sachs & Co. Steve began his career as an active duty officer in the US Army. Steve graduated from the United States Military Academy at West Point with a BS degree in Engineering Management and received his MBA from The Wharton School at the University of Pennsylvania.

Veena Isaac, Portfolio Manager, is Co-Head of Apollo’s Sponsor & Secondary Solutions (S3) business and is a member of the S3 Investment Committees. Prior to Apollo, Veena was a Managing Director and Co-Head of Secondaries and Liquidity Solutions (SLS) at BlackRock Alternatives, where she co-founded the SLS business dedicated to private market secondaries. Prior to BlackRock, Veena was a Partner at Jasper Ridge, where she co-led the secondaries investing effort, and a Principal at Pantheon Ventures where she focused on all aspects of secondary transactions. Veena began her career at Goldman Sachs in Investment

Banking and in Investment Management. Veena is a member of the S3 Investment Committees. Veena holds a BA degree in Economics and Mathematics from Mount Holyoke College and a MBA from the Stanford Graduate School of Business.

Konnin Tam, Portfolio Manager, is Partner and Co-Head of Apollo’s Sponsor & Secondary Solutions (S3) business and is a member of the S3 Investment Committees. Prior to Apollo, Konnin was a Managing Director and Co-Head of Secondaries and Liquidity Solutions (SLS) at BlackRock Alternatives, where he co-founded the SLS business dedicated to private markets secondaries. Prior to BlackRock, Konnin was a Managing Director and Portfolio Manager for private equity strategies in the Alternative Investments & Manager Selection (AIMS) Group at Goldman Sachs & Co. Konnin began his career in the Investment Banking Division at Goldman Sachs, based in New York. Konnin graduated from the University of Pennsylvania with a BS degree in Economics.

(a)(2)

The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of March 31, 2026: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets (in millions)(1)	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance (in millions)(2)
Steve Lessar	Registered investment companies	–	$–	–	$–
	Other pooled investment vehicles	9	$8,884	7	$8,045
	Other accounts	6	$2,251	1	$419

Veena Isaac	Registered investment companies	–	$–	–	$–
	Other pooled investment vehicles	9	$8,884	7	$8,045
	Other accounts	6	$2,251	1	$419

Konnin Tam	Registered investment companies	–	$–	–	$–

Other pooled investment vehicles	9	$8,884	7	$8,045
Other accounts	6	$2,251	1	$419

(1)	Total assets represents assets under management as defined by Apollo Global Management, Inc., which includes unfunded commitments.
(2)	Represents the assets under management of the accounts managed that generate incremental fees in addition to management fees.

Potential Conflicts of Interest

Apollo Global Management, Inc. and its consolidated subsidiaries (“Apollo”), affiliates of the Adviser, sponsors, manages or advises and will continue to sponsor, manage or advise other investment funds, partnerships, limited liability companies, corporations or similar investment vehicles, clients or the assets or investments for the account of any client, or separate account for which, in each case, the Adviser or one or more of its affiliates acts as general partner, manager, managing member, investment adviser, sponsor or in a similar capacity (collectively, including the Fund, “Apollo Clients”). Apollo will continue to sponsor, manage or advise new Apollo Clients, whether alone or partnering with others, and will continue to maintain, develop, expand or monetize its investment and advisory and related businesses. Certain current Apollo Clients have, and certain future Apollo Clients are expected to have, investment mandates that overlap, either substantially or in part, with that of the Fund, and Apollo expects that the universe of potential investments and other activities of Apollo’s business could overlap with the investments and activities of the Fund, each of which, as a result, is expected to create conflicts of interest.

(a)(3)	The following description regarding portfolio manager compensation is provided as of March 31, 2026.

Apollo’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include base compensation and discretionary compensation.

Base Compensation. Generally, portfolio managers receive an annual salary that is consistent with the market rate of annual salaries paid to similarly situated investment professionals.

Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to Apollo and performance of the client assets that the portfolio manager has primary responsibility for. The discretionary compensation is not based on a precise formula, benchmark or other metric. These compensation guidelines are structured to closely align the interests of employees with those of Apollo and its clients.

(a)(4)	The following table shows the dollar range of equity securities in the Fund beneficially owned by each portfolio manager as of March 31, 2026.

Portfolio Manager	Dollar Range of Equity Securities in the Fund(1)
Steve Lessar	$100,001–$500,000
Veena Isaac	None
Konnin Tam	None

(1)	Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

(b)	Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board during the period covered by this Form N-CSR filing.

Item 16. Controls and Procedures.

(a)

The Fund’s principal executive and principal financial officers have concluded, based on their evaluation of the Fund’s disclosure controls and procedures as of a date within 90 days of the filing date of this Report, that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended), are reasonably designed to ensure that information required to be disclosed by the Fund on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Fund in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Fund’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	The Fund’s Code of Ethics, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 19(a)(1).

(a)(2)	Not applicable.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(a)(6)	The proxy voting policies and procedures of the Adviser are attached hereto.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the Investment Company Act of 1940 (the “1940 Act”), the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Apollo S3 Private Markets Fund

By:	/s/ Steve Lessar
Steve Lessar
Chief Executive Officer, President, Trustee and Principal Executive Officer

Date:	June 2, 2026

Pursuant to the requirements of the Exchange Act and the 1940 Act, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

Apollo S3 Private Markets Fund

By:	/s/ Steve Lessar
Steve Lessar
Chief Executive Officer, President, Trustee and Principal Executive Officer

By:	/s/ Michael Rucker
Michael Rucker
Treasurer, Chief Financial Officer and Principal Financial Officer

Date:	June 2, 2026